UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — October 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Fixed Income Absolute Return Fund

Annual report
10 | 31 | 19

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PTRNX

Putnam Fixed Income
Absolute Return
Fund

Annual report
10 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 11, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

2 Fixed Income Absolute Return Fund

What was the investment environment during the reporting period?

Global financial markets experienced bouts of volatility from trade tensions and concerns about slowing global growth during the trailing 12-month period. Fears of a recession in the United States and market worries drove many investors to bonds. This flight to safe assets sent yields on bonds, including U.S. Treasury securities, lower. Against this backdrop, the ICE BofAML U.S. Treasury Bill Index — the fund’s benchmark — gained 2.48% for the period.

The trade conflict between the United States and China escalated over the summer of 2019. But after months of back and forth between the world’s two largest economies, President Trump and his Chinese counterpart, Xi Jinping, secured an interim trade understanding in October 2019. The temporary trade peace helped diffuse existing tensions. Elsewhere in the world, the United Kingdom was getting ready for snap elections in mid-December amid continued divisions over Brexit.

The Federal Reserve in October lowered the benchmark federal funds rate to a range of 1.50% to 1.75%, the third reduction since July, and hinted at a pause in its policy easing. The

Fixed Income Absolute Return Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

__________________________________________________________________________________________________________________________________

rate cuts are part of an effort to keep borrowing cheap, credit widely available, and businesses and consumers confident. Other central banks around the world addressed market worries by also cutting rates. The European Central Bank [ECB] lowered one of its policy rates to a record low and rolled out a broader package of monetary stimulus.

Different parts of the U.S. Treasury yield curve inverted during the reporting period. The yield on the benchmark 10-year note fell below the 2-year note yield in August 2019 for the first time since 2007. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. bonds, rose 11.51%. Risk assets, despite a challenging environment during the last few months of calendar 2018 performed well over the 12-month period. U.S. investment-grade corporate bonds, U.S. government and agency debt, non-U.S. sovereign bonds, mortgage credit, high-yield credit, and emerging-market debt gained.

How did the fund perform? What strategies aided performance?

The fund returned 5.93% over the trailing 12 months and outperformed its benchmark, the ICE BofAML U.S. Treasury Bill Index, which gained 2.48%, as previously mentioned.

Our global “term-structure” strategies contributed the most to performance for the annual period. These strategies consistently performed well, lifting returns in all of the three-month periods. We increased the fund’s duration — a measure of the sensitivity of bond prices to interest-rate movements — from its level in

4 Fixed Income Absolute Return Fund

2018. In the middle of the period, the fund benefited from falling intermediate- and long-term yields due to duration. The flattening bias of the yield curve also provided a tailwind.

Strategies targeting prepayment risk aided fund results over the period. Holdings of reverse-mortgage interest-only [IO] securities and agency interest-only collateralized mortgage obligations [IO CMOs] added value, as did our “mortgage basis” positioning. Reverse-mortgage IOs are structured from the income streams of loans used by older homeowners to borrow against the existing equity in their home. Mortgage basis is a strategy that seeks to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year Treasuries.

Our mortgage-credit strategy also boosted performance. Starting in January 2019, we increased the fund’s exposure to commercial mortgage-backed securities [CMBS] via CMBX — an index that references a basket of CMBS issued in a particular year — and to other risk-driven assets. Mezzanine cash bonds also added value. Mezzanine CMBS are backed by a pool of commercial mortgage loans and are lower in the capital structure. But they provide a yield advantage over higher-rated bonds and principal protection. Bond spreads — the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries —tightened during the second half of the period.

Our corporate credit strategies also contributed to results. This asset class bounced back in 2019. Spreads on investment-grade and high-yield bonds had widened during the last few of months of 2018.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Fixed Income Absolute Return Fund 5

What strategies detracted from performance?

Our active currency and emerging-market debt strategies detracted, albeit very modestly. The fund was long the Norwegian krone, which declined more than 8% against the dollar during the period. The krone declined the most among major currencies. Emerging-market debt holdings also provided a slight headwind to results. This was primarily the result of our holdings in Argentina. Argentine bond prices plunged in August 2019 following the surprising results of the country’s presidential primary. Investors appeared to show concern about the victory of the opposition leader, who in October won Argentina’s general election, and whose policies are expected to be less market friendly.

How did the fund use derivatives?

We used CMBX derivative contracts to gain exposure to CMBS. We used interest rate swaps to take tactical positions along the yield curve and to hedge the risk associated with this curve positioning. In addition, we also employed interest rate swaps for term-structure strategies, and to gain exposure to rates in various countries.

We utilized options to hedge interest rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. We also used credit default swaps to help manage the portfolio’s sector exposure and inflation risk, as well as to hedge credit risk and gain liquid exposure to individual securities. Finally, we used total return swap contracts to gain exposure to inflation as well as exposure to sectors, and to hedge that exposure to each.

What is your outlook for the markets and the economy?

We believe the global slowdown will persist. Most major economies have progressed to later stages of the business cycle. U.S. gross domestic product expanded at a 1.9% annualized rate in the second quarter, down from 3.1% in the first quarter. Despite this deceleration, we think the U.S. economy is still in good shape overall.

Consumer spending has been a major driver of growth, expanding at a 4.7% annual rate in the second quarter, the strongest pace since late

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Fixed Income Absolute Return Fund

2014, though it moderated to 2.9% in the third quarter. The housing market has also picked up, aided by the substantial decline in the 10-year Treasury yield — a key benchmark for mortgage rates. On the monetary policy front, we believe the most likely scenario is for one more rate cut in either late 2019 or perhaps during the first half of 2020.

We believe the yield pickup offered by U.S. corporate bonds and mortgage securities relative to lower- and even negative-yielding international debt may remain attractive to investors. Interest rates may stay within a moderate range over the near term, we believe, given the late stage of the economic cycle.

We expect to keep the fund’s duration slightly positive while maintaining a tactical bias.

We continue to have a favorable outlook for mortgage credit. We think the underlying fundamentals for commercial real estate are stable. They are supported by a growing labor market, low interest rates, and a positive U.S. economic backdrop. We also think the pricing of mortgage securities reflects overly negative sentiment toward retail properties.

We view corporate credit as fully valued. As a result, in our security selection process, we are looking to avoid companies with weak balance sheets.

In parts of the market where we target prepayment risk, we don’t think our allocations to agency IO CMOs will benefit from rising interest rates in the near term. For that reason, we are focusing on return opportunities through security selection in this area of the market.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Fixed Income Absolute Return Fund 7

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Fixed Income Absolute Return Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/19
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	2.89%	27.93%	2.49%	14.10%	2.67%	15.47%	4.91%	5.93%
After sales charge	2.68	25.06	2.26	11.53	2.21	12.87	4.12	3.55
Class B (12/23/08)
Before CDSC	2.69	25.60	2.31	12.95	2.47	14.69	4.68	5.69
After CDSC	2.69	25.60	2.31	12.95	2.47	14.69	4.68	4.69
Class C (12/23/08)
Before CDSC	2.19	18.59	1.72	9.90	1.91	12.87	4.12	5.04
After CDSC	2.19	18.59	1.72	9.90	1.91	12.87	4.12	4.04
Class M (12/23/08)
Before sales charge	2.81	27.13	2.43	13.72	2.60	15.14	4.81	5.73
After sales charge	2.74	26.18	2.35	12.87	2.45	14.28	4.55	4.94
Class P (8/31/16)
Net asset value	3.15	31.14	2.75	15.56	2.93	16.38	5.19	6.18
Class R (12/23/08)
Net asset value	2.63	24.79	2.24	12.66	2.41	14.59	4.64	5.64
Class R6 (7/2/12)
Net asset value	3.15	31.21	2.75	15.46	2.92	16.27	5.15	6.17
Class Y (12/23/08)
Net asset value	3.14	31.08	2.74	15.50	2.92	16.32	5.17	6.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 2.25% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

Fixed Income Absolute Return Fund 9

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/19
	Life of		Annual		Annual		Annual
	fund	10 years	average	5 years	average	3 years	average	1 year
ICE BofAML U.S. Treasury
Bill Index	0.56%	5.99%	0.58%	5.32%	1.04%	4.89%	1.60%	2.48%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the 12 month period ended 10/31/19
Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.458		$0.434	$0.384	$0.457		$0.482	$0.434	$0.482	$0.482
Capital gains	—		—	—	—		—	—	—	—
Total	$0.458		$0.434	$0.384	$0.457		$0.482	$0.434	$0.482	$0.482
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/18	$9.73	$9.95	$9.70	$9.70	$9.70	$9.77	$9.76	$9.78	$9.76	$9.74
10/31/19	9.83	10.06	9.80	9.79	9.78	9.85	9.86	9.88	9.86	9.83
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	3.78%	3.70%	3.55%	3.06%	3.80%	3.78%	4.02%	3.52%	4.02%	4.03%
Current
30-day
SEC yield[2]	N/A	3.21	3.05	2.50	N/A	3.17	3.50	3.00	3.50	3.50

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Fixed Income Absolute Return Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,560 and $11,859, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $12,618. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $13,114, $12,479, $13,121 and $13,108, respectively.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	2.89%	28.74%	2.56%	12.69%	2.42%	15.34%	4.87%	4.97%
After sales charge	2.67	25.84	2.33	10.15	1.95	12.74	4.08	2.60
Class B (12/23/08)
Before CDSC	2.68	26.52	2.38	11.46	2.19	14.59	4.64	4.72
After CDSC	2.68	26.52	2.38	11.46	2.19	14.59	4.64	3.72
Class C (12/23/08)
Before CDSC	2.18	19.54	1.80	8.61	1.66	12.93	4.14	4.29
After CDSC	2.18	19.54	1.80	8.61	1.66	12.93	4.14	3.29
Class M (12/23/08)
Before sales charge	2.82	28.06	2.50	12.42	2.37	15.25	4.84	4.98
After sales charge	2.75	27.10	2.43	11.58	2.22	14.38	4.58	4.19
Class P (8/31/16)
Net asset value	3.15	32.07	2.82	14.23	2.70	16.34	5.18	5.32
Class R (12/23/08)
Net asset value	2.63	25.74	2.32	11.40	2.18	14.60	4.65	4.79
Class R6 (7/2/12)
Net asset value	3.15	32.14	2.83	14.13	2.68	16.36	5.18	5.31
Class Y (12/23/08)
Net asset value	3.14	32.01	2.82	14.17	2.69	16.29	5.16	5.33

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Fixed Income Absolute Return Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/18	0.80%	1.00%	1.55%	0.85%	0.55%	1.05%	0.55%	0.55%
Annualized expense ratio
for the six-month period
ended 10/31/19*†	0.87%	1.07%	1.62%	0.92%	0.62%	1.12%	0.62%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes an increase of 0.02% from annualizing the performance fee adjustment for the six months ended 10/31/19.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/19 to 10/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$4.46	$5.49	$8.29	$4.72	$3.18	$5.74	$3.18	$3.18
Ending value (after expenses)	$1,035.00	$1,033.90	$1,031.20	$1,035.20	$1,036.20	$1,033.60	$1,036.20	$1,035.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Fixed Income Absolute Return Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/19, use the following calculation method. To find the value of your investment on 5/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$4.43	$5.45	$8.24	$4.69	$3.16	$5.70	$3.16	$3.16
Ending value (after expenses)	$1,020.82	$1,019.81	$1,017.04	$1,020.57	$1,022.08	$1,019.56	$1,022.08	$1,022.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Fixed Income Absolute Return Fund 13

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

The fund is not intended to outperform stocks and bonds during strong market rallies.

14 Fixed Income Absolute Return Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a

Fixed Income Absolute Return Fund 15

CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Fixed Income Absolute Return Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2019, Putnam employees had approximately $472,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Fixed Income Absolute Return Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Fixed Income Absolute Return Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Fixed Income Absolute Return Fund 19

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds, one of which is your fund, have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 60 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication

20 Fixed Income Absolute Return Fund

of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out

Fixed Income Absolute Return Fund 21

of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2018. Your fund’s class A shares’ return, net of fees and expenses, was positive and trailed the return of its benchmark over the one-year period ended December 31, 2018, and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2018. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered that the fund’s name and investment objective had changed in 2018, and that the fund was operating under its previous name and investment objective during the periods for which the Trustees were reviewing the fund’s performance. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail

22 Fixed Income Absolute Return Fund

Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Fixed Income Absolute Return Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Fixed Income Absolute Return Fund

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Fixed Income Absolute Return Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 11, 2019

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The fund’s portfolio 10/31/19

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (53.7%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.1%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$115,365	$128,488
5.00%, with due dates from 4/20/49 to 8/20/49	2,198,138	2,414,230
4.50%, TBA, 11/1/49	6,000,000	6,280,313
4.00%, TBA, 11/1/49	3,000,000	3,118,359
3.50%, 10/20/49	40,000	42,145
3.50%, 9/20/49 ##	99,707	105,055
		12,088,590
U.S. Government Agency Mortgage Obligations (51.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, 4/1/49	39,752	43,726
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	212,636	234,002
4.50%, 5/1/49	98,393	106,333
Uniform Mortgage-Backed Securities
4.50%, TBA, 11/1/49	5,000,000	5,258,985
4.00%, TBA, 11/1/49	53,000,000	54,995,779
3.50%, TBA, 11/1/49	55,000,000	56,473,830
3.00%, TBA, 12/1/49	86,000,000	87,326,954
3.00%, TBA, 11/1/49	86,000,000	87,397,500
		291,837,109
Total U.S. government and agency mortgage obligations (cost $303,433,030)		$303,925,699

	Principal
U.S. TREASURY OBLIGATIONS (0.3%)*	amount	Value
U.S. Treasury Notes
2.25%, 11/15/25 [i]	$32,000	$33,340
2.125%, 2/29/24 [i]	337,000	344,876
2.00%, 8/15/25 [i]	1,264,000	1,290,734
1.75%, 9/30/22 [i]	249,000	250,210
Total U.S. treasury obligations (cost $1,919,160)		$1,919,160

	Principal
MORTGAGE-BACKED SECURITIES (37.6%)*	amount	Value
Agency collateralized mortgage obligations (16.8%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR)
+ 24.42%), 17.375%, 5/15/35	$63,321	$94,981
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 16.752%, 11/15/35	148,777	238,043
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 15.935%, 12/15/36	81,891	118,922
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 12.035%, 6/15/34	239,469	281,400
REMICs Ser. 4813, IO, 5.50%, 8/15/48	3,968,923	827,817
REMICs Ser. 4760, Class IG, IO, 5.00%, 2/15/48	3,938,621	754,776
REMICs IFB Ser. 4922, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 4.129%, 4/25/49	5,792,533	836,442

26 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (37.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
4.079%, 5/15/41	$3,092,776	$3,208,085
REMICs Ser. 4601, Class IC, IO, 4.00%, 12/15/45	3,232,040	357,173
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	3,043,122	363,127
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	2,965,018	269,959
REMICs Ser. 4591, Class QI, IO, 3.50%, 4/15/46	6,096,756	769,228
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	3,377,358	519,124
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	5,733,321	581,952
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	5,974,584	601,193
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	3,584,893	293,531
REMICs Ser. 4182, Class PI, IO, 3.00%, 12/15/41	7,747,699	378,506
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	3,059,416	201,845
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO,
0.424%, 11/15/28 W	164,601	2,271
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO,
0.282%, 10/25/43 W	548,722	5,377
Structured Pass-Through Certificates Ser. 48, Class A2, IO,
0.212%, 7/25/33 W	866,281	6,237
REMICs Ser. 3835, Class FO, PO, zero %, 4/15/41	5,642,858	5,112,469
Federal National Mortgage Association
REMICs IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR)
+ 27.50%), 18.386%, 5/25/35	37,239	52,461
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 17.517%, 6/25/37	120,995	190,578
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 14.782%, 8/25/35	81,053	108,992
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
9.255%, 5/25/40	840,632	1,009,095
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,363,898	730,073
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	4,109,296	806,661
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	6,873,338	1,393,707
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	328,928	66,690
REMICs Ser. 17-75, Class NI, IO, 5.00%, 11/25/46	8,829,798	1,655,234
REMICs IFB Ser. 13-130, Class SD, IO, ((-1 x 1 Month US LIBOR)
+ 6.60%), 4.777%, 1/25/44	8,446,170	1,645,723
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	6,250,343	1,093,810
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	5,326,696	1,050,443
REMICs IFB Ser. 15-19, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 4.377%, 4/25/45	8,381,238	1,463,171
REMICs IFB Ser. 18-95, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 4.327%, 1/25/49	6,593,358	1,091,860
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 4.327%, 1/25/48	7,284,638	1,438,830
REMICs IFB Ser. 18-86, Class DS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.277%, 12/25/48	5,869,237	843,703
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.277%, 2/25/47	18,663,803	3,482,852
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.277%, 11/25/46	4,074,111	769,077

Fixed Income Absolute Return Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (37.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 16-60, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.277%, 9/25/46	$8,260,744	$1,534,840
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.277%, 9/25/46	6,123,372	1,084,675
REMICs IFB Ser. 16-88, Class SK, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 4.177%, 12/25/46	6,949,966	1,376,719
REMICs IFB Ser. 11-53, Class ST, IO, ((-1 x 1 Month US LIBOR)
+ 5.92%), 4.097%, 6/25/41	10,402,517	1,870,373
REMICs Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	2,082,068	277,248
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	2,187,655	342,948
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	5,741,087	582,608
REMICs Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	3,006,717	291,952
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.75%), 3.927%, 10/25/47	23,133,897	3,833,305
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	3,548,437	218,378
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	4,097,114	480,118
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	4,231,627	373,056
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	5,518,951	239,081
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,881,427	99,223
REMICs Ser. 13-27, Class PI, IO, 3.00%, 12/25/41	8,719,584	430,608
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	4,772,883	160,127
REMICs Trust Ser. 98-W2, Class X, IO, 1.615%, 6/25/28 W	1,085,615	35,283
REMICs Trust Ser. 98-W5, Class X, IO, 0.754%, 7/25/28 W	313,037	9,015
REMICs Ser. 07-44, Class CO, PO, zero %, 5/25/37	23,728	20,548
Government National Mortgage Association
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	2,309,152	513,786
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	2,661,431	343,910
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	2,320,804	467,456
Ser. 15-69, IO, 5.00%, 5/20/45	4,418,919	896,024
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	6,925,424	1,380,237
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	2,619,758	502,050
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	3,369,583	752,390
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	3,061,101	621,710
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	44,053	2,824
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	638,494	129,774
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	3,888,566	800,223
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	12,245,255	2,513,951
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	8,537,016	1,725,758
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%),
4.789%, 1/16/40	6,077,479	888,831
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	3,941,861	737,969
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	5,631,563	569,633
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	3,580,380	746,151
Ser. 12-129, IO, 4.50%, 11/16/42	2,759,311	560,692
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	2,502,625	472,496
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	1,888,126	417,597
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
4.404%, 7/20/48	7,309,127	1,087,233

28 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (37.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-121, Class DS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.254%, 8/20/49	$7,980,438	$1,226,992
IFB Ser. 16-121, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.254%, 9/20/46	5,725,358	1,171,923
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.254%, 10/20/45	3,886,957	781,384
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.209%, 7/16/43	1,146,282	190,260
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.204%, 8/20/49	415,781	52,492
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.204%, 6/20/49	652,316	97,032
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.204%, 2/20/41	1,749,247	320,049
Ser. 17-120, Class IJ, IO, 4.00%, 4/20/47	5,704,257	484,862
Ser. 15-94, IO, 4.00%, 7/20/45	127,584	25,147
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,069,552	106,574
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	3,007,142	463,701
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	837,733	140,381
Ser. 15-162, Class BI, IO, 4.00%, 11/20/40	4,050,218	422,940
Ser. 17-174, Class MI, IO, 3.50%, 11/20/47	4,870,482	383,913
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	3,236,660	218,475
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	5,251,723	845,527
Ser. 13-76, IO, 3.50%, 5/20/43	2,388,381	323,459
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	3,069,987	331,221
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	3,593,982	362,920
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,441,135	178,672
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	5,248,930	408,892
Ser. 183, Class AI, IO, 3.50%, 10/20/39	3,145,182	165,438
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	3,479,329	121,016
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	2,061,889	100,002
Ser. 16-H13, Class IK, IO, 2.617%, 6/20/66 W	14,287,345	1,803,777
Ser. 18-H13, Class NI, IO, 2.468%, 8/20/68 W	8,265,326	975,499
Ser. 17-H16, Class BI, IO, 2.424%, 8/20/67 W	9,772,308	1,258,185
Ser. 18-H05, Class AI, IO, 2.418%, 2/20/68 W	11,495,918	1,562,726
Ser. 18-H02, Class EI, IO, 2.413%, 1/20/68 W	7,201,142	918,146
Ser. 17-H06, Class BI, IO, 2.345%, 2/20/67 W	13,127,443	1,487,339
Ser. 17-H02, Class BI, IO, 2.335%, 1/20/67 W	3,047,174	364,951
Ser. 17-H11, Class NI, IO, 2.267%, 5/20/67 W	4,787,963	502,219
Ser. 17-H03, Class DI, IO, 2.174%, 12/20/66 W	4,452,974	556,622
Ser. 16-H23, Class NI, IO, 2.144%, 10/20/66 W	9,436,995	1,058,831
Ser. 16-H11, Class HI, IO, 2.097%, 1/20/66 W	3,019,135	252,853
Ser. 16-H22, Class AI, IO, 2.046%, 10/20/66 W	6,657,391	721,754
Ser. 16-H02, Class BI, IO, 2.039%, 11/20/65 W	10,458,671	936,856
Ser. 15-H15, Class JI, IO, 1.984%, 6/20/65 W	10,747,894	1,026,424
Ser. 15-H19, Class NI, IO, 1.919%, 7/20/65 W	14,861,832	1,304,869
Ser. 16-H08, Class AI, IO, 1.91%, 8/20/65 W	9,291,778	680,539
Ser. 15-H25, Class EI, IO, 1.863%, 10/20/65 W	10,794,276	923,990

Fixed Income Absolute Return Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (37.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H18, Class IA, IO, 1.84%, 6/20/65 W	$8,734,209	$538,901
Ser. 17-H14, Class DI, IO, 1.711%, 6/20/67 W	5,843,572	391,408
Ser. 15-H09, Class BI, IO, 1.705%, 3/20/65 W	12,315,984	911,383
Ser. 15-H10, Class EI, IO, 1.63%, 4/20/65 W	12,678,810	561,874
Ser. 15-H25, Class AI, IO, 1.618%, 9/20/65 W	12,034,772	936,305
Ser. 14-H14, Class CI, IO, 1.59%, 7/20/64 W	13,545,254	626,468
Ser. 15-H28, Class DI, IO, 1.564%, 8/20/65 W	9,903,187	665,484
Ser. 11-H15, Class AI, IO, 1.539%, 6/20/61 W	7,272,884	363,644
Ser. 11-H08, Class GI, IO, 1.273%, 3/20/61 W	8,495,402	344,913
Ser. 10-151, Class KO, PO, zero %, 6/16/37	546,235	480,752
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	30,839	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	91,897	349
FRB Ser. 98-3, IO, zero %, 9/19/27 W	40,123	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	71,803	—
		95,186,551
Commercial mortgage-backed securities (14.0%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.211%, 1/15/49 W	1,147,824	552
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class B, 5.504%, 11/10/42 W	2,160,750	1,944,675
BANK
FRB Ser. 17-BNK9, Class XA, IO, 0.814%, 11/15/54 W	38,093,163	2,026,754
FRB Ser. 18-BN10, Class XA, IO, 0.742%, 2/15/61 W	19,798,412	1,024,172
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.45%, 1/12/45 W	1,777,000	1,572,645
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.775%, 3/11/39 W	2,992,475	1,496,237
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO,
1.712%, 5/10/58 W	6,816,708	603,211
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.741%, 12/15/47 W	453,000	475,650
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC21, Class XA, IO, 1.181%, 5/10/47 W	10,754,791	483,516
FRB Ser. 14-GC19, Class XA, IO, 1.154%, 3/10/47 W	15,603,094	662,523
FRB Ser. 13-GC17, Class XA, IO, 1.04%, 11/10/46 W	11,849,065	424,625
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.092%, 3/10/47 W	882,000	951,678
FRB Ser. 12-GC8, Class XA, IO, 1.771%, 9/10/45 W	7,311,918	301,054
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.786%, 5/10/47 W	1,681,000	1,794,466
FRB Ser. 14-UBS4, Class XA, IO, 1.108%, 8/10/47 W	6,440,826	274,590
FRB Ser. 14-LC15, Class XA, IO, 1.103%, 4/10/47 W	10,403,421	418,218
FRB Ser. 14-CR20, Class XA, IO, 1.035%, 11/10/47 W	23,924,688	1,037,853
FRB Ser. 14-CR19, Class XA, IO, 1.033%, 8/10/47 W	22,511,531	922,251
FRB Ser. 15-CR22, Class XA, IO, 0.947%, 3/10/48 W	14,037,371	555,880
FRB Ser. 15-CR23, Class XA, IO, 0.932%, 5/10/48 W	24,128,155	809,497
FRB Ser. 13-CR11, Class XA, IO, 0.931%, 8/10/50 W	52,233,751	1,669,234

30 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (37.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class XA, IO, 0.921%, 12/10/47 W	$22,326,776	$840,648
FRB Ser. 15-LC21, Class XA, IO, 0.765%, 7/10/48 W	43,247,827	1,297,435
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 4.85%, 5/10/47 W	1,498,000	1,533,619
FRB Ser. 12-CR3, Class E, 4.752%, 10/15/45 W	500,000	458,700
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,361,000	1,223,826
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.803%, 2/15/41 W	4,649,202	3,285,126
FRB Ser. 07-C4, Class C, 5.719%, 9/15/39 W	19,946	19,946
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.002%, 5/15/38 W	716,088	17,863
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO,
0.861%, 4/15/50 W	20,957,708	775,681
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.774%, 4/15/50 W	925,000	894,396
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.334%, 8/10/44 W	2,332,000	2,422,062
Federal Home Loan Mortgage Corporation Multifamily
Structured Pass-Through Certificates FRB Ser. K099, Class X1, IO,
1.006%, 9/25/29 W	12,942,000	965,673
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.691%, 6/10/47 W	1,567,000	1,655,959
FRB Ser. 14-GC18, Class XA, IO, 1.018%, 1/10/47 W	19,780,037	702,191
FRB Ser. 15-GC30, Class XA, IO, 0.822%, 5/10/50 W	21,901,306	678,840
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.651%, 1/10/45 W	345,376	356,426
FRB Ser. 14-GC24, Class D, 4.534%, 9/10/47 W	662,000	556,523
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C18, Class C, 4.812%, 2/15/47 W	870,000	920,480
FRB Ser. 14-C24, Class XA, IO, 0.932%, 11/15/47 W	34,997,184	1,105,404
FRB Ser. 14-C19, Class XA, IO, 0.753%, 4/15/47 W	15,029,198	343,462
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. C14, Class D, 4.702%, 8/15/46 W	1,591,000	1,573,932
FRB Ser. 14-C25, Class D, 3.955%, 11/15/47 W	1,090,000	987,354
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-C10, Class XA, IO, 0.984%, 12/15/47 W	30,425,000	824,517
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 6.183%, 2/12/51 W	500,000	480,000
FRB Ser. 12-C8, Class D, 4.652%, 10/15/45 W	2,332,000	2,390,522
FRB Ser. 12-LC9, Class D, 4.401%, 12/15/47 W	327,000	337,837
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.163%, 2/15/40 W	109,276	11
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	3,580,935	96
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C,
5.324%, 12/12/49 W	683,899	545,300
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 4.935%, 2/15/47 W	785,000	846,654
FRB Ser. 14-C17, Class C, 4.498%, 8/15/47 W	946,000	970,356

Fixed Income Absolute Return Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (37.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C26, Class XA, IO, 1.03%, 10/15/48 W	$15,344,296	$739,986
FRB Ser. 13-C13, Class XA, IO, 0.988%, 11/15/46 W	50,937,364	1,741,548
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 4.91%, 4/15/47 W	704,000	745,329
FRB Ser. 13-C12, Class E, 4.766%, 10/15/46 W	1,012,000	915,504
FRB Ser. 12-C6, Class D, 4.608%, 11/15/45 W	624,000	648,278
FRB Ser. 13-C10, Class D, 4.082%, 7/15/46 W	453,000	450,392
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	4,328,000	3,927,799
FRB Ser. 13-C10, Class F, 4.082%, 7/15/46 W	2,461,000	2,090,111
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	719,634	655,491
FRB Ser. 16-UB12, Class XA, IO, 0.782%, 12/15/49 W	20,622,552	834,801
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class E, 5.419%, 3/15/45 W	603,000	506,520
FRB Ser. 12-C4, Class XA, IO, 2.075%, 3/15/45 W	3,991,292	150,146
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.06%, 12/15/50 W	12,309,587	800,600
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class XA, IO, 1.311%, 5/10/63 W	7,346,878	215,915
FRB Ser. 13-C5, Class XA, IO, 0.953%, 3/10/46 W	43,589,152	1,117,613
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1,
Class D, 6.05%, 1/10/45 W	646,000	671,133
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.306%, 11/15/48 W	4,179,662	125
Wells Fargo Commercial Mortgage Trust
FRB Ser. 15-NXS3, Class B, 4.487%, 9/15/57 W	656,000	719,755
FRB Ser. 13-LC12, Class C, 4.285%, 7/15/46 W	749,000	765,338
FRB Ser. 16-BNK1, Class XA, IO, 1.767%, 8/15/49 W	14,938,709	1,435,610
FRB Ser. 14-LC16, Class XA, IO, 1.114%, 8/15/50 W	22,247,599	935,512
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.285%, 7/15/46 W	2,166,000	2,026,127
WF-RBS Commercial Mortgage Trust FRB Ser. 12-C10, Class C,
4.37%, 12/15/45 W	401,000	401,789
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class D, 5.23%, 6/15/44 W	697,000	703,726
Ser. 11-C4, Class E, 5.23%, 6/15/44 W	377,000	377,800
FRB Ser. 12-C7, Class D, 4.814%, 6/15/45 W	1,621,000	1,575,320
FRB Ser. 13-C15, Class D, 4.494%, 8/15/46 W	2,015,000	1,634,515
FRB Ser. 12-C10, Class D, 4.435%, 12/15/45 W	1,940,000	1,681,896
FRB Ser. 12-C10, Class E, 4.435%, 12/15/45 W	1,658,000	1,076,278
FRB Ser. 11-C5, Class XA, IO, 1.711%, 11/15/44 W	9,075,761	218,054
FRB Ser. 12-C9, Class XB, IO, 0.715%, 11/15/45 W	46,094,000	917,271
		79,140,402
Residential mortgage-backed securities (non-agency) (6.8%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 2.013%, 5/25/47	1,508,608	951,990
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 4.208%, 1/25/49 W	758,578	772,090
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4,
(1 Month US LIBOR + 0.24%), 2.063%, 6/25/36	1,020,000	972,521

32 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (37.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Citigroup Mortgage Loan Trust FRB Ser. 07-AR5, Class 1A1A,
4.714%, 4/25/37 W	$611,460	$613,251
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 2.173%, 3/25/37	996,136	873,738
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.33%, 6/25/46	2,402,543	2,229,975
FRB Ser. 06-OA7, Class 1A1, 3.063%, 6/25/46 W	546,305	481,568
FRB Ser. 05-27, Class 1A1, 2.553%, 8/25/35 W	930,364	805,139
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.18%, 11/20/35	3,605,320	3,423,634
FRB Ser. 06-45T1, Class 2A7, (1 Month US LIBOR + 0.34%),
2.163%, 2/25/37	330,264	161,896
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%),
2.013%, 8/25/46	603,786	585,673
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.013%, 8/25/46	242,043	218,715
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 2.443%, 4/25/35	469,266	415,294
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 11.823%, 7/25/28	651,380	870,701
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 11.173%, 4/25/28	1,540,126	1,988,446
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B,
(1 Month US LIBOR + 9.20%), 11.023%, 10/25/27	991,646	1,302,831
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 9.373%, 12/25/27	793,828	960,746
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 8.173%, 9/25/28	250,000	275,033
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 6.973%, 10/25/29	300,000	344,713
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2,
Class M3B, (1 Month US LIBOR + 5.15%), 6.973%, 11/25/28	280,000	315,554
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class B1,
(1 Month US LIBOR + 4.35%), 6.173%, 9/25/30	970,000	1,055,729
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 4.123%, 9/25/30	470,000	473,273
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.473%, 1/25/49	249,000	252,502
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 4.273%, 3/25/49	208,000	209,350
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 4.173%, 2/25/49	56,000	56,424
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 4.123%, 10/25/48	102,900	103,849
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 14.073%, 9/25/28	1,583,805	2,281,234
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 13.573%, 10/25/28	837,443	1,196,090

Fixed Income Absolute Return Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (37.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.723%, 10/25/28	$1,091,988	$1,177,206
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.523%, 4/25/28	1,248,542	1,360,856
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 7.323%, 9/25/29	441,000	514,430
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 6.373%, 2/25/25	122,081	126,015
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.123%, 2/25/25	231,064	244,065
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 5.823%, 5/25/25	17,123	18,082
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 5.823%, 5/25/25	94,206	97,902
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 5.423%, 1/25/30	370,000	388,487
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 4.723%, 7/25/24	199,431	207,700
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1M2,
(1 Month US LIBOR + 2.65%), 4.473%, 2/25/30	326,000	332,860
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 4.173%, 1/25/31	448,000	452,244
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 4.073%, 7/25/30	242,000	244,099
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2,
(1 Month US LIBOR + 2.20%), 4.023%, 8/25/30	980,000	985,479
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1M2,
(1 Month US LIBOR + 2.15%), 3.973%, 10/25/30	1,006,000	1,010,207
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 3.923%, 3/25/31	417,000	417,788
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 4.273%, 7/25/31	306,000	308,403
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 4.123%, 8/25/31	413,000	415,555
GSAA Home Equity Trust
Ser. 06-15, Class AF3A, 5.882%, 9/25/36 W	930,942	490,026
FRB Ser. 05-15, Class 2A2, (1 Month US LIBOR + 0.25%),
2.073%, 1/25/36	683,923	415,567
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 2.366%, 5/19/35	1,017,852	644,158
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 2.023%, 6/25/37	681,415	386,643
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.22%), 2.038%, 5/25/46	924,881	850,890
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%),
2.033%, 8/25/36	495,650	478,302
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.003%, 1/25/37	481,733	440,782

34 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (37.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
VOLT LXIX, LLC 144A Ser. 18-NPL5, Class A1B, 4.704%, 8/25/48	$550,000	$550,000
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.192%, 9/25/35 W	532,493	541,520
FRB Ser. 05-AR14, Class 1A2, 4.104%, 12/25/35 W	648,940	649,701
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
2.313%, 10/25/45	232,202	232,046
		38,172,972
Total mortgage-backed securities (cost $211,654,284)		$212,499,925

	Principal
CORPORATE BONDS AND NOTES (25.1%)*	amount	Value
Basic materials (1.7%)
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	$450,000	$442,148
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	460,000	478,400
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	379,000	394,160
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	834,000	864,233
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	842,000	748,193
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	869,000	877,962
Kinross Gold Corp. company guaranty sr. unsec. unsub. notes
5.95%, 3/15/24 (Canada)	448,000	495,174
Southern Copper Corp. sr. unsec. unsub. notes 5.875%,
4/23/45 (Peru)	800,000	964,845
SPCM SA 144A sr. unsec. notes 4.875%, 9/15/25 (France)	900,000	925,875
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,413,000	1,455,786
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	861,000	874,719
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	1,210,000	1,306,800
		9,828,295
Capital goods (1.4%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	1,350,000	1,383,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. notes 4.25%, 9/15/22 (Ireland)	1,200,000	1,215,000
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	280,000	287,000
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	1,000,000	990,000
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 5.875%, 8/15/23	1,025,000	1,082,656
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	218,000	230,470
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	1,750,000	1,804,688

Fixed Income Absolute Return Fund 35

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Capital goods cont.
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	$275,000	$294,594
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	364,000	370,669
		7,658,827
Communication services (1.3%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	885,000	932,569
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	1,146,000	1,193,273
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.125%, 5/1/20	520,000	525,200
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	750,000	782,813
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	446,000	461,465
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	802,000	832,243
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	526,000	565,450
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	374,000	394,103
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	1,347,000	1,431,188
		7,118,304
Consumer cyclicals (3.4%)
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,116,000	1,138,358
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,245,000	1,247,314
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	765,000	771,694
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	483,000	507,730
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	869,000	892,898
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,171,000	1,288,100
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	195,000	205,725
Iron Mountain US Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 5.375%, 6/1/26 R	876,000	908,850
Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	500,000	510,625
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	680,000	714,000
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	220,000	224,675
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,121,000	1,249,915
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	565,000	594,663
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	755,000	782,369

36 Fixed Income Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Consumer cyclicals cont.
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	$1,200,000	$1,201,500
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	450,000	470,250
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	1,139,000	1,275,965
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	824,000	845,630
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	1,140,000	1,174,200
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	680,000	714,850
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,148,000	1,205,400
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	445,000	464,469
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	826,000	871,430
		19,260,610
Consumer staples (1.0%)
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	780,000	809,250
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	851,000	894,614
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	515,000	537,531
Mead Johnson Nutrition Co. company guaranty sr. unsec. unsub.
notes 3.00%, 11/15/20	1,875,000	1,894,887
Netflix, Inc. sr. unsec. notes 5.50%, 2/15/22	420,000	445,200
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	710,000	781,888
		5,363,370
Energy (2.8%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	447,000	472,703
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,583,000	1,110,079
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	472,000	472,622
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	1,119,000	1,240,792
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	930,000	1,002,075
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	670,000	673,306
Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	831,000	858,848
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	501,000	477,829
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	892,000	897,070
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	1,591,000	1,664,584
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	790,000	865,384
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	421,180
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	292,000	353,612
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	488,000	545,340

Fixed Income Absolute Return Fund 37

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	$273,000	$293,134
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	78,000	84,669
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	956,000	59,176
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	616,000	652,581
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	2,000,000	2,002,334
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	29,000	29,038
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	368,000	345,920
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	680,000	673,200
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	670,000	679,945
		15,875,421
Financials (9.0%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	795,000	796,280
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	540,000	751,275
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	1,209,000	1,346,524
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	1,096,000	1,242,722
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	1,396,000	1,425,382
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	865,000	880,523
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	845,000	843,320
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,485,000	1,488,977
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	1,655,000	1,705,037
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,658,000	1,825,873
Citibank NA sr. unsec. notes Ser. BKNT, 3.05%, 5/1/20	2,040,000	2,049,096
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	1,124,000	1,143,010
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,883,000	2,061,885
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	3,635,000	3,647,701
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	1,146,000	1,219,058
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	834,000	915,704
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	425,000	467,351
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	437,000	453,934
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,338,000	1,339,290

38 Fixed Income Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%,
perpetual maturity	$819,000	$879,049
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	482,000	482,212
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	3,180,000	3,196,320
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,340,000	1,341,678
Morgan Stanley sr. unsec. unsub. notes 2.75%, 5/19/22	1,338,000	1,358,667
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	845,000	845,684
Protective Life Global Funding 144A notes 2.262%, 4/8/20	780,000	781,115
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	532,000	541,975
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	1,748,000	1,815,189
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,510,000	1,510,885
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	3,100,000	3,086,782
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	1,061,000	1,078,117
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21	2,215,000	2,256,179
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	1,325,000	1,326,880
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	803,000	871,270
VICI Properties 1, LLC/VICI FC, Inc. company guaranty notes
8.00%, 10/15/23	6,345	6,908
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,784,000	1,792,971
Westpac Banking Corp. sr. unsec. unsub. notes 2.65%,
1/25/21 (Australia)	2,285,000	2,305,787
		51,080,610
Health care (1.3%)
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	1,883,000	1,937,136
Merck & Co., Inc. sr. unsec. unsub. notes 1.85%, 2/10/20	154,000	154,002
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	842,000	844,465
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,560,000	1,559,895
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	819,000	844,594
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	472,000	443,090
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	892,000	910,732
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	829,000	867,600
		7,561,514
Technology (2.5%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	2,762,000	2,841,126
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	398,000	404,418
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	4,336,000	4,340,240
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	892,000	897,111
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,535,000	1,627,484
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	1,338,000	1,358,691
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	51,000	48,861

Fixed Income Absolute Return Fund 39

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Technology cont.
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	$1,338,000	$1,358,772
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,190,000	1,216,061
		14,092,764
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	645,000	693,362
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	1,000,000	1,015,000
Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	765,000	765,000
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	837,000	852,694
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	675,000	730,688
		4,056,744
Total corporate bonds and notes (cost $139,189,343)		$141,896,459

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (5.5%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 4.625%,
1/11/23 (Argentina)		$195,000	$78,000
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		540,000	342,900
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		1,840,000	1,965,817
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)		963,000	1,017,169
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		795,000	270,896
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)		405,000	265,015
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	1,296,000	1,607,736
Hellenic (Republic of) sr. unsec. notes 3.45%, 4/2/24 (Greece)	EUR	981,000	1,239,407
Hellenic (Republic of) sr. unsec. notes 3.375%, 2/15/25 (Greece)	EUR	850,000	1,087,172
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.00%, 2/24/20), 2/24/40 (Greece) ††	EUR	57,000	81,668
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	406,000	568,754
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	76,000	106,076
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	99,000	138,617
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	260,000	359,686
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	1,334,000	1,831,509
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	1,816,973	2,471,502
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	2,242,206	3,021,384
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	206,000	273,979

40 Fixed Income Absolute Return Fund

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (5.5%)* cont.		amount	Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	548,000	$724,229
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	75,000	97,026
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	40,000	49,534
Hellenic (Republic of) unsec. bonds 3.90%, 1/30/33 (Greece)	EUR	500,000	708,277
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		$585,000	659,597
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		300,000	331,495
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		310,000	338,277
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		1,290,000	1,323,864
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		755,000	739,900
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		1,291,000	1,572,692
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		450,000	473,403
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)		1,200,000	1,300,476
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		565,000	577,006
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)		1,790,000	1,970,908
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)		200,000	214,046
Uruguay (Republic of) sr. unsec. unsub. notes 4.375%,
10/27/27 (Uruguay)		2,739,000	3,012,900
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †		431,000	45,255
Total foreign government and agency bonds and notes (cost $26,584,374)			$30,866,172

	Principal
SENIOR LOANS (4.9%)*c	amount	Value
Basic materials (0.4%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 5.104%, 1/31/24	$283,381	$277,359
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 4.927%, 9/6/24	183,919	171,275
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.604%, 3/1/26	995,000	985,672
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.536%, 11/15/23	1,080,000	1,074,937
		2,509,243
Capital goods (0.8%)
Advanced Disposal Services, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 3.93%, 11/10/23	1,069,761	1,071,083
Berry Global, Inc. bank term loan FRN Ser. W, (BBA LIBOR USD
3 Month + 2.00%), 3.94%, 10/1/22	698,719	700,465
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.536%, 3/31/24	665,233	650,384

Fixed Income Absolute Return Fund 41

	Principal
SENIOR LOANS (4.9%)*c cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.786%, 5/31/25	$591,182	$588,965
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.786%, 3/28/25	413,589	390,635
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.50%), 4.286%, 5/30/25	251,032	249,045
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.50%), 4.286%, 6/9/23	927,998	922,923
		4,573,500
Communication services (1.0%)
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.171%, 1/15/26	992,500	985,553
CenturyLink, Inc. bank term loan FRN Ser. B, 4.536%, 1/31/25	464,902	460,544
Charter Communications Operating , LLC bank term loan FRN
Ser. B2, (BBA LIBOR USD 3 Month + 1.75%), 3.639%, 2/1/27	751,613	754,055
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.171%, 7/17/25	826,288	821,124
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3,
(BBA LIBOR USD 3 Month + 3.75%), 5.682%, 11/27/23	1,019,814	1,016,839
Sprint Communications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.50%), 4.313%, 2/3/24	487,500	481,610
WideOpenWest Finance, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.054%, 8/19/23	986,125	944,626
		5,464,351
Consumer cyclicals (1.4%)
Cineworld Finance US, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.036%, 2/28/25	1,327,730	1,310,138
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	448,981	441,825
Eldorado Resorts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.105%, 4/17/24	595,585	594,345
Golden Nugget, Inc./NV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.687%, 10/4/23	1,030,711	1,028,134
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 1.75%), 3.573%, 6/21/26	639,438	641,836
Meredith Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.536%, 1/31/25	231,495	232,219
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.536%, 8/14/24	1,576,695	1,556,987
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.604%, 7/10/25	861,626	864,670
Univision Communications, Inc. bank term loan FRN Ser. C5,
(BBA LIBOR USD 3 Month + 2.75%), 4.536%, 3/15/24	708,310	681,621
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.786%, 7/24/24	413,196	393,569
		7,745,344
Consumer staples (0.3%)
1011778 BC ULC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.036%, 2/17/24	941,069	941,657
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.236%, 6/21/24	733,125	711,742
		1,653,399

42 Fixed Income Absolute Return Fund

	Principal
SENIOR LOANS (4.9%)*c cont.	amount	Value
Energy (—%)
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 8.414%, 3/30/23	$115,000	$109,250
		109,250
Financials (0.1%)
VICI Properties 1, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 3.85%, 12/22/24	634,773	636,624
		636,624
Health care (0.3%)
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 3.93%, 1/31/25	487,500	487,805
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 4.286%, 8/18/22	1,019,738	1,016,976
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.306%, 6/1/25	344,350	327,670
		1,832,451
Technology (0.3%)
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 4.854%, 2/1/22	425,078	425,078
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.287%, 11/3/23	771,181	684,852
Western Digital Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.531%, 4/29/23	410,677	409,137
		1,519,067
Utilities and power (0.3%)
Calpine Construction Finance Co. LP bank term loan FRN
(BBA LIBOR USD 3 Month + 2.50%), 4.286%, 1/15/25	795,825	795,825
Vistra Operations Co., LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.00%), 3.786%, 8/4/23	585,331	586,885
		1,382,710
Total senior loans (cost $26,917,470)		$27,425,939

PURCHASED SWAP OPTIONS OUTSTANDING (3.2%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
2.785/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785		$5,212,600	$939,571
2.3075/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075		2,249,900	356,137
(2.785)/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785		5,212,600	227,843
(2.3075)/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075		2,249,900	98,703
Citibank, N.A.
(1.30)/3 month USD-LIBOR-BBA/Dec-24	Dec-19/1.30		58,463,800	568,268
(1.316)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316		56,135,500	171,213
1.316/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316		56,135,500	115,078
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		4,663,100	527,303
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		4,663,100	132,572
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983		8,137,400	108,553
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/Nov-33	Nov-20/3.162		16,410,700	2,844,956
1.288/6 month EUR-EURIBOR-Reuters/Feb-50	Feb-20/1.288	EUR	6,661,600	1,853,929

Fixed Income Absolute Return Fund 43

PURCHASED SWAP OPTIONS OUTSTANDING (3.2%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
JPMorgan Chase Bank N.A. cont.
3.096/3 month USD-LIBOR-BBA/Nov-29	Nov-19/3.096		$13,128,600	$1,837,216
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		4,467,000	453,937
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		4,467,000	444,288
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		4,467,000	138,388
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		4,467,000	134,189
(3.162)/3 month USD-LIBOR-BBA/Nov-33	Nov-20/3.162		16,410,700	14,770
(1.288)/6 month EUR-EURIBOR-Reuters/Feb-50	Feb-20/1.288	EUR	6,661,600	2,378
(3.095)/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.095		$32,821,400	33
(3.096)/3 month USD-LIBOR-BBA/Nov-29	Nov-19/3.096		13,128,600	13
Morgan Stanley & Co. International PLC
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		8,782,100	941,705
2.764/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764		8,782,100	935,821
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		3,450,300	901,460
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,450,300	901,184
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,450,300	901,046
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		3,450,300	767,933
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		5,643,600	331,166
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		5,643,600	231,670
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		3,487,400	25,702
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		8,782,100	22,570
(2.764)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764		8,782,100	21,955
(3.0975)/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.0975		32,821,400	33
Toronto-Dominion Bank
(1.715)/3 month USD-LIBOR-BBA/Jan-22 (Canada)	Jan-20/1.715		44,908,400	29,640
UBS AG
(1.6125)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.6125		5,643,600	331,279
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	8,745,700	242,096
1.6125/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.6125		$5,643,600	231,557
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	8,745,700	176,939
1.5025/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		$58,381,000	168,721
(1.5025)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		58,381,000	120,265
Total purchased swap options outstanding (cost $11,666,928)				$18,252,080

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Put)	Jan-20/$1.08	$17,203,837	EUR	15,425,300	$8,189
GBP/USD (Call)	Jan-20/1.33	16,953,411	GBP	13,087,900	148,528
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	11,212,795	AUD	16,265,750	56,367
EUR/SEK (Put)	Nov-19/SEK 10.50	11,293,974	EUR	10,126,400	1,096
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	11,212,795	AUD	16,265,750	56,367
EUR/NOK (Put)	Jan-20/NOK 9.85	8,470,480	EUR	7,594,800	6,658

44 Fixed Income Absolute Return Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)* cont.	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/$101.24	$22,000,000		$22,000,000	$6,160
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/99.74	22,000,000		22,000,000	22
UBS AG
AUD/USD (Put)	Jan-20/0.66	2,873,900	AUD	4,169,000	2,793
Total purchased options outstanding (cost $886,369)					$286,180

	Principal
ASSET-BACKED SECURITIES (2.5%)*	amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	$1,056,666	$1,056,666
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.623%, 6/25/52	1,311,000	1,311,000
Station Place Securitization Trust 144A
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 9/24/20	2,687,000	2,687,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 6/24/20	2,804,000	2,804,000
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 2/24/20	3,338,000	3,338,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.572%, 10/24/20	878,000	878,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.473%, 8/25/52	1,120,000	1,120,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	1,000,000	1,010,000
Total asset-backed securities (cost $14,194,665)		$14,204,666

	Principal
CONVERTIBLE BONDS AND NOTES (0.9%)*	amount	Value
Capital goods (—%)
Fortive Corp. 144A cv. company guaranty sr. unsec. notes
0.875%, 2/15/22	$110,000	$108,523
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22	77,000	77,571
		186,094
Communication services (0.1%)
8x8, Inc. 144A cv. sr. unsec. notes 0.50%, 2/1/24	58,000	59,056
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	125,000	116,883
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46	101,000	135,800
Intelsat SA cv. company guaranty sr. unsec. notes 4.50%,
6/15/25 (Luxembourg)	26,000	41,633
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/15/23	23,000	46,489
Vonage Holdings Corp. 144A cv. sr. unsec. notes 1.75%, 6/1/24	160,000	154,726
		554,587
Consumer cyclicals (0.1%)
Euronet Worldwide, Inc. 144A cv. sr. unsec. bonds 0.75%, 3/15/49	52,000	59,136
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23	54,000	67,428

Fixed Income Absolute Return Fund 45

	Principal
CONVERTIBLE BONDS AND NOTES (0.9%)* cont.	amount	Value
Consumer cyclicals cont.
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	$97,000	$122,398
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23	59,000	74,688
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	106,000	129,679
Marriott Vacations Worldwide Corp. cv. sr. unsec. notes
1.50%, 9/15/22	68,000	69,252
Priceline Group, Inc. (The) cv. sr. unsec. bonds 0.90%, 9/15/21	125,000	146,911
RH cv. sr. unsec. unsub. notes zero %, 6/15/23	49,000	55,309
Square, Inc. cv. sr. unsec. notes 0.50%, 5/15/23	46,000	50,737
		775,538
Consumer staples (0.1%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.125%, 3/15/25	94,000	87,965
Etsy, Inc. 144A cv. sr. unsec. notes 0.125%, 10/1/26	68,000	61,880
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 6/15/26	166,000	178,571
Wayfair, Inc. 144A cv. sr. unsec. notes 1.125%, 11/1/24	58,000	59,221
Zillow Group, Inc. 144A cv. sr. unsec. sub. notes 1.375%, 9/1/26	68,000	67,597
		455,234
Energy (—%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
5.50%, 9/15/26	45,000	24,834
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes
0.50%, 1/30/23	54,000	44,289
		69,123
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R	55,000	57,920
Encore Capital Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 3.25%, 3/15/22	46,000	46,014
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R	48,000	65,938
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23	68,000	69,074
Redfin Corp. cv. sr. unsec. notes 1.75%, 7/15/23	28,000	25,935
		264,881
Health care (0.2%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24	56,000	56,010
CONMED Corp. 144A cv. sr. unsec. notes 2.625%, 2/1/24	45,000	61,753
DexCom, Inc. 144A cv. sr. unsec. notes 0.75%, 12/1/23	90,000	107,554
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27	75,000	80,376
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23	24,000	25,943
Insulet Corp. 144A cv. sr. unsec. notes 0.375%, 9/1/26	41,000	39,181
Ironwood Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.75%, 6/15/24	38,000	37,894
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24 (Ireland)	115,000	110,097
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	37,000	53,999
Pacira Pharmaceuticals, Inc./Delaware cv. sr. unsec. sub. notes
2.375%, 4/1/22	41,000	41,433
Supernus Pharmaceuticals, Inc. cv. sr. unsec. notes 0.625%, 4/1/23	47,000	43,268

46 Fixed Income Absolute Return Fund

	Principal
CONVERTIBLE BONDS AND NOTES (0.9%)* cont.	amount	Value
Health care cont.
Tabula Rasa HealthCare, Inc. 144A cv. sr. unsec. sub. notes
1.75%, 2/15/26	$39,000	$40,389
Teladoc Health, Inc. cv. sr. unsec. notes 1.375%, 5/15/25	56,000	90,754
Wright Medical Group, Inc. cv. company guaranty sr. unsec. notes
1.625%, 6/15/23	51,000	48,715
		837,366
Technology (0.3%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	108,000	120,960
Carbonite, Inc. cv. sr. unsec. unsub. notes 2.50%, 4/1/22	28,000	27,299
DocuSign, Inc. cv. sr. unsec. notes 0.50%, 9/15/23	69,000	81,028
Envestnet, Inc. cv. sr. unsec. notes 1.75%, 6/1/23	57,000	64,318
Five9, Inc. cv. sr. unsec. notes 0.125%, 5/1/23	28,000	41,405
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	38,000	45,322
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21	66,000	91,081
J2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29	36,000	53,015
LivePerson, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/24	27,000	34,155
Lumentum Holdings, Inc. cv. sr. unsec. unsub. notes
0.25%, 3/15/24	46,000	58,047
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	57,000	74,618
New Relic, Inc. cv. sr. unsec. notes 0.50%, 5/1/23	42,000	40,366
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	84,000	88,305
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	96,000	119,563
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.75%, 7/1/23	124,000	136,395
Pluralsight, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/24	97,000	85,111
Proofpoint, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 8/15/24	62,000	64,170
Q2 Holdings, Inc. 144A cv. sr. unsec. unsub. notes 0.75%, 6/1/26	47,000	49,621
Rapid7, Inc. cv. sr. unsec. notes 1.25%, 8/1/23	29,000	40,109
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25	147,000	162,728
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	118,000	114,196
Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21	49,000	49,919
Viavi Solutions, Inc. cv. sr. unsec. notes 1.75%, 6/1/23	54,000	70,068
Vocera Communications, Inc. cv. sr .unsec. unsub. notes
1.50%, 5/15/23	24,000	23,070
Wix.com, Ltd. cv. sr. unsec. notes zero %, 7/1/23 (Israel)	50,000	57,025
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22	56,000	71,221
Zendesk, Inc. cv. sr. unsec. notes 0.25%, 3/15/23	68,000	88,375
		1,951,490
Transportation (—%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24	56,000	51,267
		51,267
Utilities and power (—%)
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48	73,000	82,821
		82,821
Total convertible bonds and notes (cost $5,197,838)		$5,228,401

Fixed Income Absolute Return Fund 47

	Principal amount/
SHORT-TERM INVESTMENTS (23.0%)*		shares	Value
Putnam Short Term Investment Fund 1.98% L	Shares	110,911,382	$110,911,382
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.75% P	Shares	3,150,000	3,150,000
U.S. Treasury Bills 2.058%, 11/21/19 # §		$897,000	896,241
U.S. Treasury Bills 2.043%, 12/12/19 # §		1,761,000	1,758,046
U.S. Treasury Bills 2.028%, 12/5/19 # §		435,000	434,387
U.S. Treasury Bills 1.972%, 11/14/19 # §		2,050,000	2,048,898
U.S. Treasury Bills 1.910%, 1/2/20 # § $		693,000	691,153
U.S. Treasury Bills 1.908%, 11/7/19 § $		2,105,000	2,104,441
U.S. Treasury Bills 1.878%, 3/12/20 # §		3,490,000	3,470,390
U.S. Treasury Bills 1.676%, 2/20/20 §		466,000	463,837
U.S. Treasury Bills 1.647%, 4/2/20 § $		2,995,000	2,975,684
U.S. Treasury Bills 1.644%, 4/9/20 §		426,000	423,120
U.S. Treasury Bills 1.627%, 4/16/20 §		453,000	449,795
Total short-term investments (cost $129,769,615)			$129,777,374

TOTAL INVESTMENTS
Total investments (cost $871,413,076)			$886,282,055

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only

48 Fixed Income Absolute Return Fund

REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $565,180,408.

† This security is non-income-producing.

 †† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $650,259 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $4,738,408 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

⦶ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $358,560 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $9,595,554 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $340,022,349 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Fixed Income Absolute Return Fund 49

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $122,386,676)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Brazilian Real	Sell	2/4/20	$178,938	$136,263	$(42,675)
	British Pound	Buy	12/18/19	656,032	620,272	35,760
	Czech Koruna	Buy	12/18/19	415,253	405,322	9,931
	Euro	Sell	12/18/19	3,772,945	3,721,211	(51,734)
	Mexican Peso	Sell	1/15/20	61,667	93,859	32,192
	Norwegian Krone	Sell	12/18/19	33,579	34,203	624
	Russian Ruble	Sell	12/18/19	68,566	117,952	49,386
	Swedish Krona	Sell	12/18/19	1,353,201	1,342,520	(10,681)
Barclays Bank PLC
	Canadian Dollar	Sell	1/15/20	1,188,267	1,173,180	(15,087)
	Euro	Sell	12/18/19	1,528,487	1,505,106	(23,381)
	Japanese Yen	Buy	11/20/19	1,894,360	1,934,011	(39,651)
	Japanese Yen	Sell	11/20/19	1,894,360	1,880,253	(14,107)
	New Zealand Dollar	Sell	1/15/20	1,338,270	1,302,271	(35,999)
	Norwegian Krone	Buy	12/18/19	1,909,634	1,938,784	(29,150)
	Swiss Franc	Buy	12/18/19	28,279	26,614	1,665
Citibank, N.A.
	Brazilian Real	Sell	2/4/20	63,384	61,286	(2,098)
	Canadian Dollar	Buy	1/15/20	1,408,313	1,411,340	(3,027)
	Euro	Sell	12/18/19	606,674	607,286	612
	Japanese Yen	Buy	11/20/19	4,099,629	4,179,389	(79,760)
	Japanese Yen	Sell	11/20/19	4,099,629	4,069,967	(29,662)
	New Zealand Dollar	Sell	1/15/20	817,946	796,049	(21,897)
Credit Suisse International
	Euro	Buy	12/18/19	211,323	214,458	(3,135)
Goldman Sachs International
	Brazilian Real	Buy	2/4/20	1,428,628	1,374,284	54,344
	Brazilian Real	Sell	2/4/20	1,426,271	1,390,567	(35,704)
	Chilean Peso	Buy	1/15/20	16,251	20,293	(4,042)
	Indian Rupee	Buy	11/20/19	2,782,983	2,771,880	11,103
	Indian Rupee	Sell	11/20/19	2,782,983	2,756,003	(26,980)
	Indonesian Rupiah	Buy	11/20/19	1,414,544	1,356,276	58,268
	Indonesian Rupiah	Sell	11/20/19	1,414,544	1,399,072	(15,472)
	Japanese Yen	Buy	11/20/19	2,073,520	2,058,169	15,351
	Japanese Yen	Sell	11/20/19	2,073,520	2,085,332	11,812
	New Taiwan Dollar	Buy	11/20/19	2,838,193	2,820,857	17,336
	New Taiwan Dollar	Sell	11/20/19	2,838,193	2,756,296	(81,897)
	New Zealand Dollar	Sell	1/15/20	1,475,590	1,435,487	(40,103)
	Norwegian Krone	Buy	12/18/19	3,593,736	3,650,525	(56,789)
	Russian Ruble	Sell	12/18/19	68,566	117,423	48,857
	South Korean Won	Buy	11/20/19	2,874,566	2,826,969	47,597
	South Korean Won	Sell	11/20/19	2,874,566	2,896,921	22,355
	Swedish Krona	Buy	12/18/19	133,798	149,017	(15,219)

50 Fixed Income Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $122,386,676) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/15/20	$1,441,400	$1,423,027	$18,373
	British Pound	Buy	12/18/19	548,878	518,582	30,296
	Indonesian Rupiah	Buy	11/20/19	1,390,706	1,357,367	33,339
	Indonesian Rupiah	Sell	11/20/19	1,390,706	1,346,045	(44,661)
	Japanese Yen	Buy	11/20/19	1,484,997	1,474,058	10,939
	Japanese Yen	Sell	11/20/19	1,484,997	1,494,135	9,138
	New Zealand Dollar	Sell	1/15/20	216,219	210,574	(5,645)
	Norwegian Krone	Buy	12/18/19	82,201	83,386	(1,185)
	South Korean Won	Buy	11/20/19	1,444,614	1,421,003	23,611
	South Korean Won	Sell	11/20/19	1,444,614	1,460,555	15,941
	Swedish Krona	Sell	12/18/19	1,364,654	1,353,929	(10,725)
JPMorgan Chase Bank N.A.
	Euro	Sell	12/18/19	3,889,290	3,819,008	(70,282)
	Japanese Yen	Sell	11/20/19	832,390	862,699	30,309
	New Zealand Dollar	Sell	1/15/20	1,719,221	1,658,894	(60,327)
	Swedish Krona	Sell	12/18/19	715,112	709,545	(5,567)
	Swiss Franc	Buy	12/18/19	61,441	60,619	822
NatWest Markets PLC
	Australian Dollar	Buy	1/15/20	3,292,271	3,194,601	97,670
	Euro	Sell	12/18/19	953,472	942,022	(11,450)
	Indian Rupee	Buy	11/20/19	1,400,071	1,408,461	(8,390)
	Indian Rupee	Sell	11/20/19	1,400,071	1,371,146	(28,925)
	Japanese Yen	Buy	11/20/19	2,702,566	2,782,050	(79,484)
	Japanese Yen	Sell	11/20/19	2,702,566	2,704,940	2,374
	New Taiwan Dollar	Buy	11/20/19	2,835,198	2,802,132	33,066
	New Taiwan Dollar	Sell	11/20/19	2,835,198	2,737,098	(98,100)
	Norwegian Krone	Buy	12/18/19	1,409,685	1,411,738	(2,053)
	Swedish Krona	Sell	12/18/19	1,357,417	1,346,392	(11,025)
State Street Bank and Trust Co.
	British Pound	Buy	12/18/19	1,452,561	1,385,386	67,175
	Canadian Dollar	Buy	1/15/20	2,808,423	2,821,488	(13,065)
	Euro	Sell	12/18/19	1,927,864	1,907,032	(20,832)
	Japanese Yen	Sell	11/20/19	691,977	639,678	(52,299)
	New Zealand Dollar	Sell	1/15/20	195,675	190,375	(5,300)
	Norwegian Krone	Sell	12/18/19	1,407,281	1,418,562	11,281
	Swedish Krona	Sell	12/18/19	884,213	865,108	(19,105)
UBS AG
	Australian Dollar	Buy	1/15/20	1,430,764	1,368,508	62,256
	Euro	Buy	12/18/19	656,344	653,629	2,715
	Japanese Yen	Buy	11/20/19	2,862,031	2,840,976	21,055
	Japanese Yen	Sell	11/20/19	2,862,031	2,850,705	(11,326)

Fixed Income Absolute Return Fund 51

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $122,386,676) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	New Zealand Dollar	Buy	1/15/20	$1,357,466	$1,343,152	$14,314
	Swedish Krona	Buy	12/18/19	638,972	650,530	(11,558)
	Swiss Franc	Sell	12/18/19	78,936	78,357	(579)
WestPac Banking Corp.
	Australian Dollar	Buy	1/15/20	1,257,142	1,219,779	37,363
	Euro	Sell	12/18/19	2,795,644	2,762,438	(33,206)
Unrealized appreciation						939,230
Unrealized (depreciation)						(1,283,339)
Total						$(344,109)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bund 10 yr (Short)	168	$32,182,740	$32,182,731	Dec-19	$423,243
Euro-Dollar 90 day (Long)	348	348,000,000	85,599,300	Mar-20	(47,633)
Euro-Dollar 90 day (Short)	348	348,000,000	85,799,400	Mar-21	(254,219)
Euro-Schatz 2 yr (Short)	57	7,124,525	7,124,523	Dec-19	37,393
U.S. Treasury Bond Ultra 30 yr (Long)	13	2,466,750	2,466,750	Dec-19	(80,006)
U.S. Treasury Note 2 yr (Long)	69	14,876,508	14,876,508	Dec-19	(29,444)
U.S. Treasury Note 5 yr (Short)	133	15,854,016	15,854,016	Dec-19	84,904
Unrealized appreciation					545,540
Unrealized (depreciation)					(411,302)
Total					$134,238

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/19 (premiums $11,424,282)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Citibank, N.A.
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		$5,613,600	$329,631
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		5,613,600	365,333
1.475/3 month USD-LIBOR-BBA/Dec-24	Dec-19/1.475		116,927,500	472,387
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		32,549,500	93,417
1.722/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	3,028,000	158,658
(1.722)/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	3,028,000	407,882
JPMorgan Chase Bank N.A.
3.415/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.415		$65,642,800	66
2.975/3 month USD-LIBOR-BBA/Nov-23	Nov-20/2.975		16,410,700	1,477
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	6,661,600	137,523
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$16,410,700	143,922
(2.975)/3 month USD-LIBOR-BBA/Nov-23	Nov-20/2.975		16,410,700	745,702

52 Fixed Income Absolute Return Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/19 (premiums $11,424,282) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
JPMorgan Chase Bank N.A. cont.
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	6,661,600	$920,612
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$16,410,700	2,239,074
Morgan Stanley & Co. International PLC
3.3975/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.3975		65,642,800	66
2.7225/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225		6,387,000	447
2.715/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715		6,387,000	575
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664		13,949,800	20,925
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		2,395,100	47,471
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		2,395,100	49,028
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		5,643,600	176,645
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		2,395,100	271,940
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		2,395,100	278,023
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		5,643,600	278,794
(2.715)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715		6,387,000	666,036
(2.7225)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225		6,387,000	670,316
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		3,450,300	701,135
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		3,450,300	853,846
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		3,450,300	854,812
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		3,450,300	854,984
Toronto-Dominion Bank
1.8055/3 month USD-LIBOR-BBA/Jan-30	Jan-20/1.8055		8,981,700	37,094
UBS AG
(1.30)/3 month USD-LIBOR-BBA/Aug-26	Aug-21/1.30		11,992,600	156,384
(0.385)/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	4,372,900	190,938
0.385/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	4,372,900	259,657
1.30/3 month USD-LIBOR-BBA/Aug-26	Aug-21/1.30		$11,992,600	264,077
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		6,511,700	340,367
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		6,511,700	389,530
Total				$13,378,774

WRITTEN OPTIONS OUTSTANDING at 10/31/19 (premiums $435,577)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Jan-20/$1.13	$17,203,837	EUR	15,425,300	$87,654
GBP/USD (Call)	Jan-20/1.36	25,430,052	GBP	19,631,800	97,778
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 66.00	16,819,175	AUD	24,398,600	25,128
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/$104.00	15,000,000		$15,000,000	1,245
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/104.19	15,000,000		15,000,000	45

Fixed Income Absolute Return Fund 53

WRITTEN OPTIONS OUTSTANDING at 10/31/19 (premiums $435,577) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/$104.09	$14,000,000	$14,000,000	$14
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/100.74	22,000,000	22,000,000	462
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/100.24	22,000,000	22,000,000	22
UBS AG
AUD/USD (Call)	Jan-20/0.69	2,873,900 AUD	4,169,000	34,745
Total				$247,093

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/19
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	3,163,500	$(512,677)	$439,126
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$37,416,800	(345,170)	333,384
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,673,000	(381,566)	212,544
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,673,000	(381,566)	(75,811)
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	3,163,500	(256,339)	(101,296)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$37,416,800	(345,170)	(237,971)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	118,365,100	(59,872)	126,399
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	118,365,100	(59,872)	(55,757)
Citibank, N.A.
1.765/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		$35,078,300	(470,049)	218,187
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	81,670
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	(81,680)
(1.765)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		35,078,300	(470,049)	(312,548)
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		26,191,800	239,655	54,217
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		26,191,800	239,655	(41,383)

54 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/19 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Goldman Sachs International
1.755/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		$35,078,300	$(471,803)	$205,208
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		1,042,500	(131,616)	72,099
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		1,042,500	(131,616)	(74,831)
(1.755)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		35,078,300	(471,803)	(308,338)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		5,212,600	(727,809)	613,158
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,621,600	(207,376)	309,663
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		$1,026,000	(158,620)	89,221
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		1,709,900	(98,832)	62,292
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		1,026,000	(110,090)	(70,579)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		1,709,900	(177,830)	(82,349)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,621,600	(207,376)	(140,020)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$5,212,600	(727,809)	(628,794)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	365,928
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(110,398)	75,903
1.5775/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		27,003,600	(148,790)	29,704
(1.5775)/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		27,003,600	(148,790)	(57,788)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(157,183)	(95,059)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	(145,184)
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		12,167,200	640,603	276,925
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		12,167,200	640,603	(344,940)
UBS AG
(0.762)/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	1,253,600	(115,615)	8,850
0.762/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	1,253,600	(115,615)	(27,735)

Fixed Income Absolute Return Fund 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/19 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
UBS AG cont.
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,166,100	$93,485	$29,926
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	1,166,100	93,485	(16,114)
Unrealized appreciation					3,604,404
Unrealized (depreciation)					(2,898,177)
Total					$706,227

TBA SALE COMMITMENTS OUTSTANDING at 10/31/19 (proceeds receivable $93,165,390)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 4.50%, 11/1/49	$6,000,000	11/13/19	$6,310,781
Uniform Mortgage-Backed Securities, 3.00%, 11/1/49	86,000,000	11/13/19	87,397,500
Total			$93,708,281

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$2,637,000	$946,095	$(90)	11/8/48	3 month USD-	3.312% —	$974,359
				LIBOR-BBA —	Semiannually
				Quarterly
16,410,700	2,104,459	(232)	1/3/29	3.065% —	3 month USD-	(2,241,947)
				Semiannually	LIBOR-BBA —
					Quarterly
9,058,700	1,185,965	(128)	3/4/29	3 month USD-	3.073% —	1,198,282
				LIBOR-BBA —	Semiannually
				Quarterly
49,232,100	96,150	(24,735)	1/22/20	3 month USD-	2.86% —	431,914
				LIBOR-BBA —	Semiannually
				Quarterly
1,493,800	32,885 E	(8)	2/2/24	3 month USD-	2.5725% —	32,876
				LIBOR-BBA —	Semiannually
				Quarterly
3,866,300	81,819 E	(22)	2/2/24	2.528% —	3 month USD-	(81,840)
				Semiannually	LIBOR-BBA —
					Quarterly
2,363,100	226,586	(31)	2/13/29	2.6785% —	3 month USD-	(228,906)
				Semiannually	LIBOR-BBA —
					Quarterly
8,093,300	263,194 E	(1,638)	12/2/23	3 month USD-	2.536% —	261,556
				LIBOR-BBA —	Semiannually
				Quarterly
2,798,000	61,461 E	(478)	2/2/24	3 month USD-	2.57% —	60,983
				LIBOR-BBA —	Semiannually
				Quarterly

56 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$625,578	$70,229 E	$(9)	3/5/30	3 month USD-	2.806% —	$70,220
				LIBOR-BBA —	Semiannually
				Quarterly
1,997,100	194,593 E	(28)	3/16/30	2.647% —	3 month USD-	(194,622)
				Semiannually	LIBOR-BBA —
					Quarterly
1,496,300	298,501 E	(51)	3/28/52	2.67% —	3 month USD-	(298,552)
				Semiannually	LIBOR-BBA —
					Quarterly
5,041,000	85,395 E	(28)	2/2/24	3 month USD-	2.3075% —	85,366
				LIBOR-BBA —	Semiannually
				Quarterly
7,399,600	126,999 E	(41)	2/9/24	3 month USD-	2.32% —	126,958
				LIBOR-BBA —	Semiannually
				Quarterly
1,867,000	404,973 E	(64)	11/29/53	2.793% —	3 month USD-	(405,037)
				Semiannually	LIBOR-BBA —
					Quarterly
991,700	48,245 E	(22)	11/20/39	3 month USD-	2.55% —	48,223
				LIBOR-BBA —	Semiannually
				Quarterly
4,217,500	216,716 E	(60)	12/7/30	2.184% —	3 month USD-	(216,776)
				Semiannually	LIBOR-BBA —
					Quarterly
2,942,500	71,509 E	(33)	6/5/29	3 month USD-	2.2225% —	71,476
				LIBOR-BBA —	Semiannually
				Quarterly
246,100	28,071 E	(8)	6/22/52	2.3075% —	3 month USD-	(28,080)
				Semiannually	LIBOR-BBA —
					Quarterly
5,123,600	216,298 E	(73)	6/22/30	2.0625% —	3 month USD-	(216,370)
				Semiannually	LIBOR-BBA —
					Quarterly
1,548,100	51,346 E	(22)	7/6/30	1.9665% —	3 month USD-	(51,368)
				Semiannually	LIBOR-BBA —
					Quarterly
977,900	98,331 E	(33)	7/5/52	2.25% —	3 month USD-	(98,364)
				Semiannually	LIBOR-BBA —
					Quarterly
10,198,500	60,477 E	(57)	2/7/24	1.733% —	3 month USD-	(60,534)
				Semiannually	LIBOR-BBA —
					Quarterly
1,560,600	57,844 E	(22)	1/22/31	2.035% —	3 month USD-	(57,866)
				Semiannually	LIBOR-BBA —
					Quarterly
4,139,900	433,000 E	(141)	7/22/52	2.2685% —	3 month USD-	(433,142)
				Semiannually	LIBOR-BBA —
					Quarterly

Fixed Income Absolute Return Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,874,500	$44,186 E	$(64)	8/8/52	1.9185% —	3 month USD-	$(44,250)
				Semiannually	LIBOR-BBA —
					Quarterly
7,106,500	20,730	(67)	9/18/24	1.43125% —	3 month USD-	27,146
				Semiannually	LIBOR-BBA —
					Quarterly
7,106,500	22,826	(67)	9/18/24	1.425% —	3 month USD-	29,295
				Semiannually	LIBOR-BBA —
					Quarterly
25,150,000	355,017 E	40,252	12/18/26	3 month USD-	1.30% —	(314,766)
				LIBOR-BBA —	Semiannually
				Quarterly
8,418,800	72,528 E	(79)	12/9/24	1.30% —	3 month USD-	72,448
				Semiannually	LIBOR-BBA —
					Quarterly
1,598,400	70,595 E	(55)	9/12/52	1.626% —	3 month USD-	70,540
				Semiannually	LIBOR-BBA —
					Quarterly
13,000	77 E	21	12/18/24	1.60% —	3 month USD-	(56)
				Semiannually	LIBOR-BBA —
					Quarterly
39,632,000	367,904 E	84,777	12/18/29	1.70% —	3 month USD-	(283,127)
				Semiannually	LIBOR-BBA —
					Quarterly
85,628,000	133,922 E	19,618	12/18/21	3 month USD-	1.60% —	153,540
				LIBOR-BBA —	Semiannually
				Quarterly
308,993,100	361,522 E	188,106	12/18/21	1.58% —	3 month USD-	(173,416)
				Semiannually	LIBOR-BBA —
					Quarterly
198,807,900	254,275 E	(242,868)	12/18/24	1.45% —	3 month USD-	11,410
				Semiannually	LIBOR-BBA —
					Quarterly
5,222,400	169,232 E	(161,202)	12/18/49	1.65% —	3 month USD-	8,030
				Semiannually	LIBOR-BBA —
					Quarterly
75,465,100	532,029 E	222,505	12/18/29	3 month USD-	1.525% —	(309,524)
				LIBOR-BBA —	Semiannually
				Quarterly
35,078,300	11,085	(284)	9/30/24	1.50% —	3 month USD-	8,938
				Semiannually	LIBOR-BBA —
					Quarterly
35,078,300	61,106	(284)	10/1/24	1.53% —	3 month USD-	(42,723)
				Semiannually	LIBOR-BBA —
					Quarterly
7,483,400	22,592 E	(71)	12/9/24	1.416% —	3 month USD-	22,522
				Semiannually	LIBOR-BBA —
					Quarterly

58 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$14,900,000	$100,232	$(198)	10/4/29	3 month USD-	1.529% —	$(107,174)
					LIBOR-BBA —	Semiannually
					Quarterly
	127,744,000	155,848	(8,163)	10/4/21	1.512% —	3 month USD-	207,138
					Semiannually	LIBOR-BBA —
						Quarterly
	61,989,000	284,282	(4,038)	10/4/24	3 month USD-	1.396% —	(322,563)
					LIBOR-BBA —	Semiannually
					Quarterly
	6,648,000	67,251	(2,697)	10/4/29	1.4925% —	3 month USD-	67,745
					Semiannually	LIBOR-BBA —
						Quarterly
	2,762,000	74,022	(1,563)	10/4/49	3 month USD-	1.675% —	(76,533)
					LIBOR-BBA —	Semiannually
					Quarterly
	9,694,000	23,750	(129)	10/15/29	1.62779% —	3 month USD-	(21,733)
					Semiannually	LIBOR-BBA —
						Quarterly
	6,828,500	16,935 E	(64)	12/9/24	1.53% —	3 month USD-	(16,999)
					Semiannually	LIBOR-BBA —
						Quarterly
	10,028,000	72,432	(133)	10/22/29	1.6785% —	3 month USD-	(71,332)
					Semiannually	LIBOR-BBA —
						Quarterly
	6,407,600	30,571 E	(60)	12/9/24	1.5775% —	3 month USD-	(30,631)
					Semiannually	LIBOR-BBA —
						Quarterly
	4,677,100	10,921 E	(44)	12/9/24	3 month USD-	1.527% —	10,877
					LIBOR-BBA —	Semiannually
					Quarterly
	8,418,700	51,337 E	(79)	12/9/24	1.605% —	3 month USD-	(51,417)
					Semiannually	LIBOR-BBA —
						Quarterly
	9,061,000	132,707	(120)	10/30/29	1.7575% —	3 month USD-	(132,299)
					Semiannually	LIBOR-BBA —
						Quarterly
	12,224,000	50,974 E	(162)	11/4/29	3 month USD-	1.6428% —	50,812
					LIBOR-BBA —	Semiannually
					Quarterly
AUD	7,622,000	6,857 E	(28,346)	12/18/24	6 month AUD-	1.00% —	(35,202)
					BBR-BBSW —	Semiannually
					Semiannually
AUD	6,749,000	3,019 E	34	12/18/29	6 month AUD-	1.30% —	(2,985)
					BBR-BBSW —	Semiannually
					Semiannually
AUD	15,090,000	6,522	(39)	10/30/21	0.80% —	3 month AUD-	6,574
					Quarterly	BBR-BBSW —
						Quarterly

Fixed Income Absolute Return Fund 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	3,128,000	$1,975	$(28)	10/30/29	6 month AUD-	1.305% —	$1,975
					BBR-BBSW —	Semiannually
					Semiannually
AUD	15,131,000	4,475	(39)	10/30/21	0.81% —	3 month AUD-	4,521
					Quarterly	BBR-BBSW —
						Quarterly
AUD	3,128,000	6,111	(28)	10/30/29	6 month AUD-	1.325% —	6,113
					BBR-BBSW —	Semiannually
					Semiannually
CAD	28,419,000	77,742	(80)	8/15/21	3 month CAD-	1.61% —	(93,996)
					BA-CDOR —	Semiannually
					Semiannually
CAD	2,985,000	71,048	(30)	8/15/29	1.4925% —	3 month CAD-	73,290
					Semiannually	BA-CDOR —
						Semiannually
CAD	9,441,000	42,779	(67)	9/18/24	3 month CAD-	1.638% —	(45,704)
					BA-CDOR —	Semiannually
					Semiannually
CAD	9,441,000	45,474	(67)	9/18/24	3 month CAD-	1.63% —	(48,469)
					BA-CDOR —	Semiannually
					Semiannually
CAD	31,802,000	48,629 E	58,211	12/18/24	3 month CAD-	1.80% —	106,840
					BA-CDOR —	Semiannually
					Semiannually
CAD	12,839,000	4,075 E	72,376	12/18/29	1.85% —	3 month CAD-	68,301
					Semiannually	BA-CDOR —
						Semiannually
CAD	1,471,000	15,886	(15)	10/9/29	1.6875% —	3 month CAD-	15,314
					Semiannually	BA-CDOR —
						Semiannually
CHF	4,204,000	58,213	(35)	8/9/24	0.8475% plus	—	(58,771)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	2,043,000	20,473	(17)	9/13/24	0.765% plus 6	—	(20,307)
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	8,458,000	118,335 E	7,195	12/18/29	0.35% plus 6	—	(111,140)
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	12,044,000	70,689 E	13,216	12/18/24	0.65% plus 6	—	(57,474)
					month CHF-
					LIBOR-BBA —
					Semiannually
CZK	108,456,000	227,272	(63)	3/19/29	1.948% —	6 month CZK-	(273,211)
					Annually	PRIBOR —
						Semiannually

60 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CZK	255,657,000	$84,608	$(42)	8/9/21	6 month CZK-	1.6625% —	$(98,144)
					PRIBOR —	Annually
					Semiannually
CZK	103,585,000	97,623	(36)	8/9/24	6 month CZK-	1.28% —	(107,081)
					PRIBOR —	Annually
					Semiannually
EUR	757,000	225,761 E	(29)	11/29/58	1.484% —	6 month EUR-	(225,790)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,029,500	304,430 E	(40)	2/19/50	6 month	1.354% —	304,390
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,137,000	303,416 E	(43)	3/11/50	1.267% —	6 month EUR-	(303,460)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,150,600	286,301 E	(44)	3/12/50	1.2115% —	6 month EUR-	(286,345)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,295,500	280,416 E	(50)	3/26/50	1.113% —	6 month EUR-	(280,466)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,120,200	284,554 E	(42)	11/29/58	6 month	1.343% —	284,512
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,336,000	263,336 E	(50)	2/19/50	1.051% —	6 month EUR-	(263,387)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,095,100	182,369 E	(42)	6/7/54	1.054% —	6 month EUR-	(182,411)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	999,500	149,037 E	(38)	2/19/50	0.9035% —	6 month EUR-	(149,075)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	531,600	61,327 E	(20)	2/21/50	0.80% —	6 month EUR-	(61,347)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	2,146,300	31,236 E	(82)	8/8/54	0.49% —	6 month EUR-	31,155
					Annually	EURIBOR-
						REUTERS —
						Semiannually

Fixed Income Absolute Return Fund 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	1,338,400	$139,817 E	$(50)	6/6/54	6 month	0.207% —	$(139,867)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,741,600	120,295 E	(66)	2/19/50	0.233% —	6 month EUR-	120,230
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	7,516,000	41,930 E	(31,953)	12/18/24	0.35% plus 6	—	(73,882)
					month EUR-
					EURIBOR-
					REUTERS —
					Annually
EUR	11,447,000	13,826 E	(117,379)	12/18/29	6 month	0.05% —	(103,552)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	6,306,000	48,606	(56)	10/11/24	—	0.4047%	48,555
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
GBP	8,465,000	9,419	(39)	9/18/21	6 month GBP-	0.712% —	(11,026)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	1,718,000	43,035	(29)	9/18/29	0.616% —	6 month GBP-	43,574
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	20,318,000	2,842 E	(3,400)	12/18/24	6 month GBP-	0.75% —	(557)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	3,810,000	10,813 E	24,464	12/18/29	6 month GBP-	0.80% —	13,650
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	49,318,800	41,058 E	(14)	8/29/43	0.7495% —	6 month JPY-	(41,072)
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	79,594,000	38,619	(75)	7/1/24	1.735% —	6 month NOK-	39,020
					Annually	NIBOR-NIBR —
						Semiannually
NOK	41,749,000	7,250	(65)	7/1/29	6 month NOK-	1.82% —	(6,179)
					NIBOR-NIBR —	Annually
					Semiannually
NOK	96,055,000	19,480	—	9/18/21	1.8125% —	6 month NOK-	19,700
					Annually	NIBOR-NIBR —
						Semiannually
NOK	45,160,000	19,231 E	28,707	12/18/24	1.75% —	6 month NOK-	47,937
					Annually	NIBOR-NIBR —
						Semiannually

62 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NOK	15,351,000	$6,973 E	$(10,749)	12/18/29	1.80% —	6 month NOK-	$(3,777)
					Annually	NIBOR-NIBR —
						Semiannually
NZD	18,260,000	24,199	(45)	8/7/21	3 month NZD-	1.15% —	16,220
					BBR-FRA —	Semiannually
					Quarterly
NZD	18,855,000	67,420 E	(39,911)	12/18/24	1.00% —	3 month NZD-	27,509
					Semiannually	BBR-FRA —
						Quarterly
NZD	4,370,000	34,191 E	(42,794)	12/18/29	1.30% —	3 month NZD-	(8,604)
					Semiannually	BBR-FRA —
						Quarterly
SEK	19,026,000	125,046	(16)	11/10/27	3 month SEK-	1.13% —	147,353
					STIBOR-SIDE —	Annually
					Quarterly
SEK	19,026,000	129,903	(16)	11/13/27	3 month SEK-	1.16% —	152,753
					STIBOR-SIDE —	Annually
					Quarterly
SEK	19,026,000	129,509	(16)	11/13/27	3 month SEK-	1.1575% —	152,310
					STIBOR-SIDE —	Annually
					Quarterly
SEK	34,885,000	27,574 E	594	12/18/24	0.05% —	3 month SEK-	28,168
					Annually	STIBOR-SIDE —
						Quarterly
SEK	30,759,000	14,373 E	(3,591)	12/18/29	3 month SEK-	0.40% —	(17,964)
					STIBOR-SIDE —	Annually
					Quarterly
Total			$29,855				$(3,860,574)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$67,940	$66,360	$—	1/12/41	4.50% (1 month	Synthetic TRS	$(795)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
3,320,830	3,322,798	—	1/12/40	4.00% (1 month	Synthetic MBX	5,070
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
802,267	802,742	—	1/12/40	4.00% (1 month	Synthetic MBX	1,225
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Fixed Income Absolute Return Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$624,316	$624,686	$—	1/12/40	4.00% (1 month	Synthetic MBX	$953
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,058,077	1,057,613	—	1/12/40	4.50% (1 month	Synthetic MBX	755
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
585,191	584,935	—	1/12/40	4.50% (1 month	Synthetic MBX	417
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
462,057	461,855	—	1/12/40	4.50% (1 month	Synthetic MBX	330
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,358,881	23,325,525	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,954)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,899,101	2,894,564	—	1/12/40	5.00% (1 month	Synthetic MBX	(666)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
59,200	59,217	—	1/12/41	5.00% (1 month	Synthetic MBX Index	99
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
1,720,635	1,717,327	—	1/12/39	(6.00%) 1 month	Synthetic MBX	356
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,627,714	6,618,938	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,418)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,018	35,564	—	1/12/40	4.00% (1 month	Synthetic TRS	(54)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
68,357	67,795	—	1/12/41	5.00% (1 month	Synthetic TRS Index	228
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
43,355	42,999	—	1/12/41	5.00% (1 month	Synthetic TRS Index	144
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

64 Fixed Income Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$115,542	$113,572	$—	1/12/39	6.00% (1 month	Synthetic TRS	$(668)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
85,663	84,816	—	1/12/38	6.50% (1 month	Synthetic TRS	156
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,602	24,359	—	1/12/38	6.50% (1 month	Synthetic TRS	45
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
494,533	493,827	—	1/12/41	5.00% (1 month	Synthetic MBX	(41)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
410,461	409,875	—	1/12/41	5.00% (1 month	Synthetic MBX	(34)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
591,016	590,172	—	1/12/41	5.00% (1 month	Synthetic MBX	(49)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
668,327	662,837	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,226
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
1,760,856	1,758,524	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(908)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
162,464	160,466	—	1/12/45	3.50% (1 month	Synthetic TRS	(354)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
67,276	66,430	—	1/12/43	3.50% (1 month	Synthetic TRS	(203)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
598,493	570,739	—	1/12/44	4.00% (1 month	Synthetic TRS	(21,575)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Fixed Income Absolute Return Fund 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$289,430	$280,257	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$5,609
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
307,989	298,227	—	1/12/41	(5.00%) 1 month	Synthetic TRS	5,969
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
300,346	297,879	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,000
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
Goldman Sachs International
2,888,148	2,884,024	—	1/12/41	5.00% (1 month	Synthetic MBX	(242)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
99,870	99,738	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(52)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
266,329	265,977	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(137)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
618,325	617,506	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(319)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,645,872	1,643,692	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(849)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,254,717	2,251,732	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,163)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
233,555	226,593	—	1/12/44	(3.00%) 1 month	Synthetic TRS	4,935
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,018	35,564	—	1/12/40	(4.00%) 1 month	Synthetic TRS	54
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
67,940	66,360	—	1/12/41	(4.50%) 1 month	Synthetic TRS	795
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

66 Fixed Income Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$394,499	$381,995	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$7,646
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
720,966	708,672	—	1/12/39	6.00% (1 month	Synthetic TRS	(4,165)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
517,487	508,662	—	1/12/39	6.00% (1 month	Synthetic TRS	(2,990)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
286,943	282,050	—	1/12/39	6.00% (1 month	Synthetic TRS	(1,658)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,632	9,467	—	1/12/39	6.00% (1 month	Synthetic TRS	(56)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
342,486	339,097	—	1/12/38	6.50% (1 month	Synthetic TRS	622
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
312,516	309,424	—	1/12/38	6.50% (1 month	Synthetic TRS	568
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
302,809	299,812	—	1/12/38	6.50% (1 month	Synthetic TRS	550
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
241,080	238,694	—	1/12/38	6.50% (1 month	Synthetic TRS	438
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
103,435	102,412	—	1/12/38	6.50% (1 month	Synthetic TRS	188
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
394,525	382,021	—	1/12/41	(5.00%) 1 month	Synthetic TRS	7,646
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Fixed Income Absolute Return Fund 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$703,863	$698,081	$—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	$(2,344)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
67,276	66,430	—	1/12/43	(3.50%) 1 month	Synthetic TRS	203
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
162,464	160,466	—	1/12/45	(3.50%) 1 month	Synthetic TRS	354
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
300,018	286,105	—	1/12/44	4.00% (1 month	Synthetic TRS	(10,816)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
898,512	856,844	—	1/12/44	(4.00%) 1 month	Synthetic TRS	32,393
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		80,974
Upfront premium (paid)		—		Unrealized (depreciation)		(55,510)
Total		$—		Total		$25,464

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	6,111,000	$772,671	$(147)	8/15/37	1.7138% — At	Eurostat Eurozone	$772,524
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	4,873,000	627,617	—	7/15/37	1.71% — At	Eurostat Eurozone	627,617
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	4,873,000	208,030	—	7/15/27	(1.40%) — At	Eurostat Eurozone	(208,030)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,984,000	243,077	(93)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(243,170)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,984,000	244,875	(93)	9/15/23	(1.44125%) — At	Eurostat Eurozone	(244,969)
					maturity	HICP excluding
						tobacco — At
						maturity

68 Fixed Income Absolute Return Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	7,984,000	$245,472	$(94)	9/15/23	(1.4425%) — At	Eurostat Eurozone	$(245,566)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,984,000	246,077	(94)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(246,172)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,111,000	265,911	(79)	8/15/27	(1.4275%) — At	Eurostat Eurozone	(265,989)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	4,896,000	203,814	(105)	12/15/28	3.665% — At	GBP Non-revised UK	203,709
					maturity	Retail Price Index —
						At maturity
GBP	3,819,000	618	(88)	3/15/28	3.4025% — At	GBP Non-revised UK	(707)
					maturity	Retail Price Index —
						At maturity
GBP	1,371,000	3,660	(32)	3/15/28	3.3875% — At	GBP Non-revised UK	(3,692)
					maturity	Retail Price Index —
						At maturity
GBP	2,938,000	20,521	(68)	2/15/28	3.34% — At	GBP Non-revised UK	(20,590)
					maturity	Retail Price Index —
						At maturity
GBP	5,484,000	58,080	(130)	3/15/28	3.34% — At	GBP Non-revised UK	(58,209)
					maturity	Retail Price Index —
						At maturity
GBP	1,473,000	395,705	(78)	7/15/49	(3.4425%) — At	GBP Non-revised UK	(395,782)
					maturity	Retail Price Index —
						At maturity
	$4,400,000	198,216	(48)	12/6/27	2.19% — At	USA Non Revised	198,168
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	4,400,000	73,792	(27)	12/6/22	(2.05%) — At	USA Non Revised	(73,819)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
Total			$(1,176)				$(204,677)

Fixed Income Absolute Return Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$11,962	$175,000	$14,998	5/11/63	300 bp —	$(2,934)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,719	377,000	32,309	5/11/63	300 bp —	(9,370)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	46,609	755,000	64,704	5/11/63	300 bp —	(17,654)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	44,403	779,000	66,760	5/11/63	300 bp —	(21,903)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	99,330	473,000	73,220	5/11/63	500 bp —	26,569
Index						Monthly
CMBX NA BB.6	BB/P	149,402	607,000	93,964	5/11/63	500 bp —	56,028
Index						Monthly
CMBX NA BB.7	BB/P	546	6,000	379	1/17/47	500 bp —	173
Index						Monthly
CMBX NA BB.7	BB/P	18,190	131,000	8,266	1/17/47	500 bp —	10,051
Index						Monthly
CMBX NA BB.7	BB/P	32,647	254,000	16,027	1/17/47	500 bp —	16,867
Index						Monthly
CMBX NA BB.7	BB/P	31,767	263,000	16,595	1/17/47	500 bp —	15,427
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,838	77,000	6,599	5/11/63	300 bp —	284
Index						Monthly
CMBX NA BBB–.6	BBB–/P	19,970	200,000	17,140	5/11/63	300 bp —	2,947
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,871	204,000	17,483	5/11/63	300 bp —	3,508
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,531	248,000	21,254	5/11/63	300 bp —	1,422
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,560	261,000	22,368	5/11/63	300 bp —	4,344
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,079	264,000	22,625	5/11/63	300 bp —	1,609
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,232	266,000	22,796	5/11/63	300 bp —	1,591
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,786	279,000	23,910	5/11/63	300 bp —	1,039
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,411	292,000	25,024	5/11/63	300 bp —	3,557
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,341	320,000	27,424	5/11/63	300 bp —	104
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,038	328,000	28,110	5/11/63	300 bp —	119
Index						Monthly
CMBX NA BBB–.6	BBB–/P	29,136	344,000	29,481	5/11/63	300 bp —	(144)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	37,521	443,000	37,965	5/11/63	300 bp —	(185)
Index						Monthly

70 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.6	BBB–/P	$55,025	$642,000	$55,019	5/11/63	300 bp —	$380
Index						Monthly
CMBX NA BBB–.6	BBB–/P	98,507	1,080,000	92,556	5/11/63	300 bp —	6,581
Index						Monthly
CMBX NA BBB–.6	BBB–/P	100,239	1,096,000	93,927	5/11/63	300 bp —	6,951
Index						Monthly
CMBX NA BBB–.6	BBB–/P	269,752	2,849,000	244,159	5/11/63	300 bp —	27,255
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(2,461)	2,229,000	8,470	5/11/63	200 bp —	6,876
Index						Monthly
CMBX NA BB.7	BB/P	27,822	208,000	13,125	1/17/47	500 bp —	14,900
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,392	85,000	7,285	5/11/63	300 bp —	2,157
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,812	125,000	10,713	5/11/63	300 bp —	3,172
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,512,046	16,092,000	1,379,084	5/11/63	300 bp —	142,346
Index						Monthly
CMBX NA BBB–.7	BBB–/P	188,335	2,548,000	12,230	1/17/47	300 bp —	177,591
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	334	3,000	257	5/11/63	300 bp —	79
Index						Monthly
CMBX NA BBB–.6	BBB–/P	332	4,000	343	5/11/63	300 bp —	(9)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,785	16,000	1,371	5/11/63	300 bp —	424
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,354	62,000	5,313	5/11/63	300 bp —	77
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,382	79,000	6,770	5/11/63	300 bp —	(1,342)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,793	87,000	7,456	5/11/63	300 bp —	5,388
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,631	95,000	8,142	5/11/63	300 bp —	(3,455)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,832	107,000	9,170	5/11/63	300 bp —	2,724
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,157	141,000	12,084	5/11/63	300 bp —	(844)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,101	232,000	19,882	5/11/63	300 bp —	(7,646)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,401	250,000	21,425	5/11/63	300 bp —	(8,879)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,210	281,000	24,082	5/11/63	300 bp —	4,292
Index						Monthly

Fixed Income Absolute Return Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$42,492	$349,000	$29,909	5/11/63	300 bp —	$12,786
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,707	363,000	31,109	5/11/63	300 bp —	23,810
Index						Monthly
CMBX NA BBB–.6	BBB–/P	42,482	380,000	32,566	5/11/63	300 bp —	10,138
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,952	411,000	35,223	5/11/63	300 bp —	20,969
Index						Monthly
CMBX NA BBB–.6	BBB–/P	58,541	411,000	35,223	5/11/63	300 bp —	23,558
Index						Monthly
CMBX NA BBB–.6	BBB–/P	62,640	539,000	46,192	5/11/63	300 bp —	16,762
Index						Monthly
CMBX NA BBB–.6	BBB–/P	58,492	1,209,000	103,611	5/11/63	300 bp —	(44,414)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	208,701	1,760,000	150,832	5/11/63	300 bp —	58,896
Index						Monthly
CMBX NA BBB–.6	BBB–/P	207,983	1,760,000	150,832	5/11/63	300 bp —	58,178
Index						Monthly
CMBX NA BBB–.6	BBB–/P	297,066	2,586,000	221,620	5/11/63	300 bp —	76,954
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	31,140	147,000	22,756	5/11/63	500 bp —	8,528
Index						Monthly
CMBX NA BB.6	BB/P	37,885	179,000	27,709	5/11/63	500 bp —	10,350
Index						Monthly
CMBX NA A.6	A/P	820	281,000	1,068	5/11/63	200 bp —	1,997
Index						Monthly
CMBX NA A.6	A/P	(42)	141,000	536	5/11/63	200 bp —	549
Index						Monthly
CMBX NA BB.10	BB–/P	21,825	272,000	19,366	5/11/63	500 bp —	2,723
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,283	83,000	7,113	5/11/63	300 bp —	1,218
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,080	91,000	7,799	5/11/63	300 bp —	1,335
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,568	115,000	9,856	5/11/63	300 bp —	1,779
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,765	121,000	10,370	5/11/63	300 bp —	466
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,023	213,000	18,254	5/11/63	300 bp —	2,893
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,232	266,000	22,796	5/11/63	300 bp —	1,591
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,282,859	9,697,000	831,033	5/11/63	300 bp —	457,481
Index						Monthly

72 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA A.6	A/P	$13,484	$951,000	$3,614	5/11/63	200 bp —	$17,468
Index						Monthly
CMBX NA A.6	A/P	(35)	120,000	456	5/11/63	200 bp —	467
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,371	402,000	34,451	5/11/63	300 bp —	2,154
Index						Monthly
CMBX NA BBB–.6	BBB–/P	172,599	1,933,000	165,658	5/11/63	300 bp —	8,068
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	728	268,000	1,018	5/11/63	200 bp —	1,851
Index						Monthly
CMBX NA A.6	A/P	—	230,000	874	5/11/63	200 bp —	964
Index						Monthly
CMBX NA A.7	A-/P	(96)	99,000	2,366	1/17/47	200 bp —	2,309
Index						Monthly
CMBX NA A.7	A-/P	199	41,000	980	1/17/47	200 bp —	1,195
Index						Monthly
CMBX NA BB.6	BB/P	47,886	195,000	30,186	5/11/63	500 bp —	17,890
Index						Monthly
CMBX NA BB.6	BB/P	96,100	390,000	60,372	5/11/63	500 bp —	36,107
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,695	10,000	857	5/11/63	300 bp —	844
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,672	32,000	2,742	5/11/63	300 bp —	948
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,560	43,000	3,685	5/11/63	300 bp —	900
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,267	49,000	4,199	5/11/63	300 bp —	2,096
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,570	84,000	7,199	5/11/63	300 bp —	2,420
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,017	93,000	7,970	5/11/63	300 bp —	3,101
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,059	131,000	11,227	5/11/63	300 bp —	(91)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,462	136,000	11,655	5/11/63	300 bp —	2,886
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,860	162,000	13,883	5/11/63	300 bp —	1,071
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,224	169,000	14,483	5/11/63	300 bp —	9,839
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,234	174,000	14,912	5/11/63	300 bp —	1,424
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,082	185,000	15,855	5/11/63	300 bp —	11,336
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,168	188,000	16,112	5/11/63	300 bp —	56
Index						Monthly

Fixed Income Absolute Return Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$32,105	$229,000	$19,625	5/11/63	300 bp —	$12,614
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,307	241,000	20,654	5/11/63	300 bp —	10,794
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,604	242,000	20,739	5/11/63	300 bp —	1,006
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,766	254,000	21,768	5/11/63	300 bp —	146
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,607	258,000	22,111	5/11/63	300 bp —	9,647
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,637	280,000	23,996	5/11/63	300 bp —	(195)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,595	286,000	24,510	5/11/63	300 bp —	85
Index						Monthly
CMBX NA BBB–.6	BBB–/P	44,395	298,000	25,539	5/11/63	300 bp —	19,030
Index						Monthly
CMBX NA BBB–.6	BBB–/P	42,130	342,000	29,309	5/11/63	300 bp —	13,020
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,165	359,000	30,766	5/11/63	300 bp —	10,608
Index						Monthly
CMBX NA BBB–.6	BBB–/P	50,713	409,000	35,051	5/11/63	300 bp —	15,900
Index						Monthly
CMBX NA BBB–.6	BBB–/P	56,565	482,000	41,307	5/11/63	300 bp —	15,539
Index						Monthly
CMBX NA BBB–.6	BBB–/P	90,141	704,000	60,333	5/11/63	300 bp —	30,219
Index						Monthly
CMBX NA BBB–.6	BBB–/P	102,536	772,000	66,160	5/11/63	300 bp —	36,826
Index						Monthly
CMBX NA BBB–.7	BBB–/P	6,261	92,000	442	1/17/47	300 bp —	5,873
Index						Monthly
CMBX NA BBB–.7	BBB–/P	9,516	143,000	686	1/17/47	300 bp —	8,913
Index						Monthly
Upfront premium received		6,865,947	Unrealized appreciation				1,655,407
Upfront premium (paid)		(2,634)	Unrealized (depreciation)				(119,065)
Total		$6,863,313	Total				$1,536,342

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2019.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

74 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,038)	$140,000	$3,346	1/17/47	(200 bp) —	$(4,438)
					Monthly
CMBX NA BB.10 Index	(13,254)	127,000	9,042	11/17/59	(500 bp) —	(4,335)
					Monthly
CMBX NA BB.10 Index	(11,403)	104,000	7,405	11/17/59	(500 bp) —	(4,100)
					Monthly
CMBX NA BB.11 Index	(40,509)	561,000	37,194	11/18/54	(500 bp) —	(3,860)
					Monthly
CMBX NA BB.11 Index	(49,362)	381,000	25,260	11/18/54	(500 bp) —	(24,473)
					Monthly
CMBX NA BB.11 Index	(12,348)	131,000	8,685	11/18/54	(500 bp) —	(3,790)
					Monthly
CMBX NA BB.8 Index	(29,923)	241,000	25,618	10/17/57	(500 bp) —	(4,539)
					Monthly
CMBX NA BB.9 Index	(192,402)	1,864,000	89,472	9/17/58	(500 bp) —	(104,742)
					Monthly
CMBX NA BB.9 Index	(32,324)	501,000	24,048	9/17/58	(500 bp) —	(8,763)
					Monthly
CMBX NA BB.9 Index	(17,485)	271,000	13,008	9/17/58	(500 bp) —	(4,740)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(35,090)	263,000	18,726	11/17/59	(500 bp) —	(16,621)
					Monthly
CMBX NA BB.10 Index	(31,275)	263,000	18,726	11/17/59	(500 bp) —	(12,805)
					Monthly
CMBX NA BB.10 Index	(17,278)	139,000	9,897	11/17/59	(500 bp) —	(7,516)
					Monthly
CMBX NA BB.7 Index	(31,365)	1,777,000	275,080	5/11/63	(500 bp) —	241,987
					Monthly
CMBX NA BB.9 Index	(94,733)	945,000	45,360	9/17/58	(500 bp) —	(50,292)
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(62,952)	416,000	26,250	1/17/47	(500 bp) —	(37,107)
					Monthly
CMBX NA BB.6 Index	(31,267)	214,000	33,127	5/11/63	(500 bp) —	1,652
					Monthly
CMBX NA BB.7 Index	(411,856)	2,436,000	153,712	1/17/47	(500 bp) —	(260,515)
					Monthly
CMBX NA BB.7 Index	(61,769)	377,000	23,789	1/17/47	(500 bp) —	(38,347)
					Monthly
CMBX NA BB.9 Index	(24,356)	226,000	10,848	9/17/58	(500 bp) —	(13,728)
					Monthly
CMBX NA BB.9 Index	(8,211)	69,000	3,312	9/17/58	(500 bp) —	(4,966)
					Monthly
CMBX NA BB.9 Index	(8,304)	69,000	3,312	9/17/58	(500 bp) —	(5,059)
					Monthly

Fixed Income Absolute Return Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(7,096)	$68,000	$3,264	9/17/58	(500 bp) —	$(3,898)
					Monthly
CMBX NA BBB–.7 Index	(9,501)	141,000	677	1/17/47	(300 bp) —	(8,906)
					Monthly
CMBX NA BBB–.7 Index	(4,210)	62,000	298	1/17/47	(300 bp) —	(3,949)
					Monthly
CMBX NA BBB–.7 Index	(759)	11,000	53	1/17/47	(300 bp) —	(713)
					Monthly
CMBX NA BBB–.7 Index	(312)	3,000	14	1/17/47	(300 bp) —	(299)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(63,018)	583,000	38,653	11/18/54	(500 bp) —	(24,932)
					Monthly
CMBX NA BB.11 Index	(34,312)	345,000	22,874	11/18/54	(500 bp) —	(11,774)
					Monthly
CMBX NA BB.11 Index	(32,362)	325,000	21,548	11/18/54	(500 bp) —	(11,131)
					Monthly
CMBX NA BB.11 Index	(28,242)	275,000	18,233	11/18/54	(500 bp) —	(10,277)
					Monthly
CMBX NA BB.12 Index	(24,803)	272,000	21,107	8/17/61	(500 bp) —	(3,960)
					Monthly
CMBX NA BB.7 Index	(15,439)	122,000	7,698	1/17/47	(500 bp) —	(7,859)
					Monthly
CMBX NA BB.9 Index	(15,164)	263,000	12,624	9/17/58	(500 bp) —	(2,795)
					Monthly
CMBX NA BB.9 Index	(6,794)	48,000	2,304	9/17/58	(500 bp) —	(4,536)
					Monthly
CMBX NA BBB–.6 Index	(121,064)	1,181,000	101,212	5/11/63	(300 bp) —	(20,541)
					Monthly
CMBX NA BBB–.7 Index	(83,476)	2,200,000	10,560	1/17/47	(300 bp) —	(74,199)
					Monthly
CMBX NA BBB–.7 Index	(4,647)	128,000	614	1/17/47	(300 bp) —	(4,107)
					Monthly
CMBX NA BBB–.7 Index	(4,588)	97,000	466	1/17/47	(300 bp) —	(4,179)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(13,385)	127,000	9,042	11/17/59	(500 bp) —	(4,466)
					Monthly
CMBX NA BB.10 Index	(15,097)	127,000	9,042	11/17/59	(500 bp) —	(6,178)
					Monthly
CMBX NA BB.11 Index	(34,592)	345,000	22,874	11/18/54	(500 bp) —	(12,054)
					Monthly
CMBX NA BB.9 Index	(2,183)	1,020,000	48,960	9/17/58	(500 bp) —	45,786
					Monthly

76 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	$(13,319)	$127,000	$9,042	11/17/59	(500 bp) —	$(4,400)
					Monthly
CMBX NA BB.11 Index	(41,640)	424,000	28,111	11/18/54	(500 bp) —	(13,941)
					Monthly
CMBX NA BB.11 Index	(11,816)	124,000	8,221	11/18/54	(500 bp) —	(3,716)
					Monthly
CMBX NA BB.12 Index	(5,064)	62,000	4,811	9/17/58	(500 bp) —	(313)
					Monthly
CMBX NA BB.7 Index	(15,686)	78,000	4,922	1/17/47	(500 bp) —	(10,840)
					Monthly
CMBX NA BB.7 Index	(10,495)	52,000	3,281	1/17/47	(500 bp) —	(7,264)
					Monthly
CMBX NA BB.9 Index	(19,374)	315,000	15,120	9/17/58	(500 bp) —	(4,561)
					Monthly
CMBX NA BB.9 Index	(19,151)	315,000	15,120	9/17/58	(500 bp) —	(4,337)
					Monthly
CMBX NA BB.9 Index	(21,337)	284,000	13,632	9/17/58	(500 bp) —	(7,981)
					Monthly
CMBX NA BB.9 Index	(15,080)	245,000	11,760	9/17/58	(500 bp) —	(3,559)
					Monthly
CMBX NA BB.9 Index	(16,611)	137,000	6,576	9/17/58	(500 bp) —	(10,168)
					Monthly
CMBX NA BB.9 Index	(10,902)	124,000	5,952	9/17/58	(500 bp) —	(5,070)
					Monthly
CMBX NA BB.9 Index	(10,434)	122,000	5,856	9/17/58	(500 bp) —	(4,696)
					Monthly
CMBX NA BB.9 Index	(8,366)	69,000	3,312	9/17/58	(500 bp) —	(5,121)
					Monthly
CMBX NA BB.9 Index	(5,330)	37,000	1,776	9/17/58	(500 bp) —	(3,590)
					Monthly
CMBX NA BBB–.7 Index	(1,397)	22,000	106	1/17/47	(300 bp) —	(1,304)
					Monthly
Upfront premium received	—	Unrealized appreciation				289,425
Upfront premium (paid)	(1,965,550)	Unrealized (depreciation)				(926,350)
Total	$(1,965,550)	Total				$(636,925)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Fixed Income Absolute Return Fund 77

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	$147,262	$2,214,000	$158,560	12/20/24	(500 bp) —	$(21,753)
Index					Quarterly
Total	$147,262					$(21,753)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$14,204,666	$—
Convertible bonds and notes	—	5,228,401	—
Corporate bonds and notes	—	141,896,459	—
Foreign government and agency bonds and notes	—	30,866,172	—
Mortgage-backed securities	—	212,499,925	—
Purchased options outstanding	—	286,180	—
Purchased swap options outstanding	—	18,252,080	—
Senior loans	—	27,425,939	—
U.S. government and agency mortgage obligations	—	303,925,699	—
U.S. treasury obligations	—	1,919,160	—
Short-term investments	114,061,382	15,715,992	—
Totals by level	$114,061,382	$772,220,673	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(344,109)	$—
Futures contracts	134,238	—	—
Written options outstanding	—	(247,093)	—
Written swap options outstanding	—	(13,378,774)	—
Forward premium swap option contracts	—	706,227	—
TBA sale commitments	—	(93,708,281)	—
Interest rate swap contracts	—	(3,890,429)	—
Total return swap contracts	—	(178,037)	—
Credit default contracts	—	(4,167,361)	—
Totals by level	$134,238	$(115,207,857)	$—

The accompanying notes are an integral part of these financial statements.

78 Fixed Income Absolute Return Fund

Statement of assets and liabilities 10/31/19
ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $760,501,694)	$775,370,673
Affiliated issuers (identified cost $110,911,382) (Note 5)	110,911,382
Cash	64,676
Foreign currency (cost $5,999) (Note 1)	2,037
Interest and other receivables	4,899,499
Receivable for shares of the fund sold	555,455
Receivable for investments sold	25,236
Receivable for sales of TBA securities (Note 1)	68,976,703
Receivable for custodian fees (Note 2)	4,582
Receivable for variation margin on futures contracts (Note 1)	137,865
Receivable for variation margin on centrally cleared swap contracts (Note 1)	3,303,278
Unrealized appreciation on forward premium swap option contracts (Note 1)	3,604,404
Unrealized appreciation on forward currency contracts (Note 1)	939,230
Unrealized appreciation on OTC swap contracts (Note 1)	2,025,806
Premium paid on OTC swap contracts (Note 1)	1,968,184
Total assets	972,789,010

LIABILITIES
Payable for investments purchased	310,800
Payable for purchases of delayed delivery securities (Note 1)	104,410
Payable for purchases of TBA securities (Note 1)	276,450,820
Payable for shares of the fund repurchased	268,823
Payable for compensation of Manager (Note 2)	450,205
Payable for Trustee compensation and expenses (Note 2)	134,905
Payable for distribution fees (Note 2)	69,276
Payable for variation margin on futures contracts (Note 1)	317,384
Payable for variation margin on centrally cleared swap contracts (Note 1)	4,944,528
Unrealized depreciation on OTC swap contracts (Note 1)	1,100,925
Premium received on OTC swap contracts (Note 1)	6,865,947
Unrealized depreciation on forward currency contracts (Note 1)	1,283,339
Unrealized depreciation on forward premium swap option contracts (Note 1)	2,898,177
Written options outstanding, at value (premiums $11,859,859) (Note 1)	13,625,867
TBA sale commitments, at value (proceeds receivable $93,165,390) (Note 1)	93,708,281
Collateral on certain derivative contracts, at value (Notes 1 and 9)	5,069,160
Other accrued expenses	5,755
Total liabilities	407,608,602

Net assets	$565,180,408

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$683,471,796
Total distributable earnings (Note 1)	(118,291,388)
Total — Representing net assets applicable to capital shares outstanding	$565,180,408

(Continued on next page)

Fixed Income Absolute Return Fund 79

Statement of assets and liabilities cont.
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($151,338,675 divided by 15,401,280 shares)	$9.83
Offering price per class A share (100/97.75 of $9.83)*	$10.06
Net asset value and offering price per class B share ($1,698,595 divided by 173,409 shares)**	$9.80
Net asset value and offering price per class C share ($40,917,568 divided by 4,180,347 shares)**	$9.79
Net asset value and redemption price per class M share ($3,948,572 divided by 403,801 shares)	$9.78
Offering price per class M share (100/99.25 of $9.78)†	$9.85
Net asset value, offering price and redemption price per class P share
($162,119,651 divided by 16,438,359 shares)	$9.86
Net asset value, offering price and redemption price per class R share
($388,349 divided by 39,315 shares)	$9.88
Net asset value, offering price and redemption price per class R6 share
($9,864,666 divided by 1,000,240 shares)	$9.86
Net asset value, offering price and redemption price per class Y share
($194,904,332 divided by 19,820,059 shares)	$9.83

* On single retail sales of less than $100,000. On sales of $100,000 or more, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $500,000.

The accompanying notes are an integral part of these financial statements.

80 Fixed Income Absolute Return Fund

Statement of operations Year ended 10/31/19
INVESTMENT INCOME
Interest (net of foreign tax of $2,969) (including interest income of $1,863,631 from investments
in affiliated issuers) (Note 5)	$24,373,385
Total investment income	24,373,385

EXPENSES
Compensation of Manager (Note 2)	3,397,168
Distribution fees (Note 2)	885,052
Other	6,294
Total expenses	4,288,514

Expense reduction (Note 2)	(9,498)
Net expenses	4,279,016

Net investment income	20,094,369

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,023,007
Foreign currency transactions (Note 1)	13,664
Forward currency contracts (Note 1)	(107,802)
Futures contracts (Note 1)	74,319
Swap contracts (Note 1)	(6,980,230)
Written options (Note 1)	(2,736,577)
Total net realized loss	(7,713,619)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	24,121,336
Assets and liabilities in foreign currencies	(1,625)
Forward currency contracts	(805,416)
Futures contracts	215,077
Swap contracts	(2,065,695)
Written options	(1,740,643)
Total change in net unrealized appreciation	19,723,034

Net gain on investments	12,009,415

Net increase in net assets resulting from operations	$32,103,784

The accompanying notes are an integral part of these financial statements.

Fixed Income Absolute Return Fund 81

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 10/31/19	Year ended 10/31/18
Operations
Net investment income	$20,094,369	$19,764,729
Net realized gain (loss) on investments
and foreign currency transactions	(7,713,619)	1,278,472
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	19,723,034	(8,654,072)
Net increase in net assets resulting from operations	32,103,784	12,389,129
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,377,211)	(9,588,591)
Class B	(104,817)	(238,318)
Class C	(1,920,563)	(2,826,834)
Class M	(207,641)	(283,719)
Class P	(7,174,462)	(5,758,122)
Class R	(16,514)	(11,575)
Class R6	(479,340)	(436,488)
Class Y	(9,852,549)	(9,047,862)
Increase (decrease) from capital share transactions (Note 4)	(2,599,011)	114,352,473
Total increase in net assets	2,371,676	98,550,093

NET ASSETS
Beginning of year	562,808,732	464,258,639
End of year	$565,180,408	$562,808,732

The accompanying notes are an integral part of these financial statements.

82 Fixed Income Absolute Return Fund

This page left blank intentionally.

Fixed Income Absolute Return Fund 83

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class A
October 31, 2019	$9.73	.34	.22	.56	(.46)	(.46)	$9.83	5.93	$151,339.86		3.49	632
October 31, 2018	10.06	.38	(.13)	.25	(.58)	(.58)	9.73	2.59	160,939.79		3.87	532
October 31, 2017	9.76	.36	.23	.59	(.29)	(.29)	10.06	6.24	169,580.70		3.61	742
October 31, 2016	10.18	.38	(.35)	.03	(.45)	(.45)	9.76	.36	226,657.70		3.92	428
October 31, 2015	10.71	.28	(.44)	(.16)	(.37)	(.37)	10.18	(1.53)	374,839.84		2.71	486
Class B
October 31, 2019	$9.70	.32	.21	.53	(.43)	(.43)	$9.80	5.69	$1,699	1.06	3.37	632
October 31, 2018	10.00	.36	(.13)	.23	(.53)	(.53)	9.70	2.42	2,841.99		3.68	532
October 31, 2017	9.71	.34	.23	.57	(.28)	(.28)	10.00	5.96	5,269.90		3.43	742
October 31, 2016	10.12	.36	(.34)	.02	(.43)	(.43)	9.71	.22	7,014.90		3.75	428
October 31, 2015	10.65	.26	(.44)	(.18)	(.35)	(.35)	10.12	(1.74)	9,669	1.04	2.52	486
Class C
October 31, 2019	$9.70	.27	.20	.47	(.38)	(.38)	$9.79	5.04	$40,918	1.61	2.76	632
October 31, 2018	9.96	.30	(.11)	.19	(.45)	(.45)	9.70	1.92	54,654	1.54	3.11	532
October 31, 2017	9.65	.28	.24	.52	(.21)	(.21)	9.96	5.43	67,174	1.45	2.87	742
October 31, 2016	10.06	.30	(.34)	(.04)	(.37)	(.37)	9.65	(.42)	86,726	1.45	3.18	428
October 31, 2015	10.58	.20	(.43)	(.23)	(.29)	(.29)	10.06	(2.22)	134,131	1.59	1.96	486
Class M
October 31, 2019	$9.70	.33	.21	.54	(.46)	(.46)	$9.78	5.73	$3,949.91		3.45	632
October 31, 2018	10.02	.37	(.12)	.25	(.57)	(.57)	9.70	2.62	4,395.84		3.82	532
October 31, 2017	9.73	.35	.23	.58	(.29)	(.29)	10.02	6.12	5,206.75		3.57	742
October 31, 2016	10.15	.37	(.34)	.03	(.45)	(.45)	9.73	.33	7,011.75		3.89	428
October 31, 2015	10.68	.28	(.44)	(.16)	(.37)	(.37)	10.15	(1.56)	9,913.89		2.67	486
Class P
October 31, 2019	$9.76	.36	.22	.58	(.48)	(.48)	$9.86	6.18	$162,120.61		3.73	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	(.63)	9.76	2.88	138,235.54		4.14	532
October 31, 2017	9.79	.39	.23	.62	(.30)	(.30)	10.11	6.54	76,710.45		3.90	742
October 31, 2016†	9.69	.07	.03	.10	—	—	9.79	1.03*	56,131	.08*	.76*	428
Class R
October 31, 2019	$9.78	.31	.22	.53	(.43)	(.43)	$9.88	5.64	$388	1.11	3.20	632
October 31, 2018	10.09	.36	(.13)	.23	(.54)	(.54)	9.78	2.36	196	1.04	3.59	532
October 31, 2017	9.77	.33	.24	.57	(.25)	(.25)	10.09	5.96	213.95		3.36	742
October 31, 2016	10.14	.36	(.35)	.01	(.38)	(.38)	9.77	.13	278.95		3.69	428
October 31, 2015	10.68	.26	(.45)	(.19)	(.35)	(.35)	10.14	(1.81)	379	1.09	2.52	486

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 85

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class R6
October 31, 2019	$9.76	.36	.22	.58	(.48)	(.48)	$9.86	6.17	$9,865.61		3.74	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	(.63)	9.76	2.87	9,091.54		4.13	532
October 31, 2017	9.82	.39	.23	.62	(.33)	(.33)	10.11	6.45	6,412.45		3.91	742
October 31, 2016	10.24	.41	(.35)	.06	(.48)	(.48)	9.82	.65	5,426.45		4.25	428
October 31, 2015	10.78	.31	(.45)	(.14)	(.40)	(.40)	10.24	(1.34)	1,446.59		2.98	486
Class Y
October 31, 2019	$9.74	.37	.20	.57	(.48)	(.48)	$9.83	6.08	$194,904.61		3.77	632
October 31, 2018	10.09	.41	(.13)	.28	(.63)	(.63)	9.74	2.89	192,459.54		4.15	532
October 31, 2017	9.79	.39	.24	.63	(.33)	(.33)	10.09	6.57	133,695.45		3.92	742
October 31, 2016	10.22	.40	(.35)	.05	(.48)	(.48)	9.79	.55	143,069.45		4.18	428
October 31, 2015	10.75	.31	(.44)	(.13)	(.40)	(.40)	10.22	(1.24)	381,738.59		2.98	486

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

86 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 87

Notes to financial statements 10/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through October 31, 2019.

Putnam Fixed Income Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Under normal circumstances, the fund will invest at least 80% of its net assets in fixed-income securities (fixed-income securities include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 2.25% and 0.75%, respectively. Prior to December 1, 2018, the maximum front-end sales charge for class A shares was 1.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

88 Fixed Income Absolute Return Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific

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security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

90 Fixed Income Absolute Return Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a

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clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

92 Fixed Income Absolute Return Fund

the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable

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to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,385,226 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,738,408 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$87,021,703	$27,298,577	$114,320,280

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover,

94 Fixed Income Absolute Return Fund

from realized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $4,028,335 to decrease distributions in excess of net investment income, $5,221,887 to decrease paid-in capital and $1,193,552 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$37,078,437
Unrealized depreciation	(43,664,608)
Net unrealized depreciation	(6,586,171)
Undistributed ordinary income	2,766,343
Capital loss carryforward	(114,320,280)
Cost for federal income tax purposes	$777,794,607

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate is +/- 0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.607% of the fund’s average net assets, which included an effective base fee of 0.600% and an increase of 0.007% ($39,773) based on performance.

Putnam Management has contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Fixed Income Absolute Return Fund 95

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $9,498 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $382, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

96 Fixed Income Absolute Return Fund

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$388,697
Class B	1.00%	0.45%	10,204
Class C	1.00%	1.00%	471,413
Class M	1.00%	0.30%	12,883
Class R	1.00%	0.50%	1,855
Total			$885,052

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,329 and no monies from the sale of class A and class M shares, respectively, and received $82 and $388 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,876,109,804	$3,708,041,395
U.S. government securities (Long-term)	—	—
Total	$3,876,109,804	$3,708,041,395

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	3,156,776	$30,506,838	4,578,149	$44,934,509
Shares issued in connection with
reinvestment of distributions	739,971	7,124,460	947,888	9,184,672
	3,896,747	37,631,298	5,526,037	54,119,181
Shares repurchased	(5,031,125)	(48,633,545)	(5,849,576)	(57,460,299)
Net decrease	(1,134,378)	$(11,002,247)	(323,539)	$(3,341,118)

Fixed Income Absolute Return Fund 97

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	3,834	$36,908	9,453	$92,317
Shares issued in connection with
reinvestment of distributions	10,507	100,728	22,620	218,012
	14,341	137,636	32,073	310,329
Shares repurchased	(133,730)	(1,292,189)	(266,034)	(2,606,906)
Net decrease	(119,389)	$(1,154,553)	(233,961)	$(2,296,577)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	357,117	$3,432,595	383,465	$3,744,307
Shares issued in connection with
reinvestment of distributions	181,334	1,736,991	262,024	2,528,070
	538,451	5,169,586	645,489	6,272,377
Shares repurchased	(1,994,814)	(19,216,787)	(1,752,719)	(17,146,409)
Net decrease	(1,456,363)	$(14,047,201)	(1,107,230)	$(10,874,032)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	62,249	$598,804	9,012	$88,166
Shares issued in connection with
reinvestment of distributions	21,622	207,182	28,597	275,876
	83,871	805,986	37,609	364,042
Shares repurchased	(133,267)	(1,283,180)	(103,936)	(1,014,557)
Net decrease	(49,396)	$(477,194)	(66,327)	$(650,515)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class P	Shares	Amount	Shares	Amount
Shares sold	6,279,596	$61,098,228	9,261,145	$91,412,250
Shares issued in connection with
reinvestment of distributions	742,218	7,174,462	591,741	5,758,122
	7,021,814	68,272,690	9,852,886	97,170,372
Shares repurchased	(4,743,954)	(45,960,082)	(3,279,856)	(32,340,970)
Net increase	2,277,860	$22,312,608	6,573,030	$64,829,402

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	22,643	$219,906	9,204	$90,474
Shares issued in connection with
reinvestment of distributions	1,706	16,514	1,188	11,575
	24,349	236,420	10,392	102,049
Shares repurchased	(5,045)	(49,165)	(11,497)	(112,776)
Net increase (decrease)	19,304	$187,255	(1,105)	$(10,727)

98 Fixed Income Absolute Return Fund

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	310,094	$3,011,225	418,329	$4,117,825
Shares issued in connection with
reinvestment of distributions	49,580	479,340	44,863	436,488
	359,674	3,490,565	463,192	4,554,313
Shares repurchased	(290,418)	(2,815,198)	(166,155)	(1,632,687)
Net increase	69,256	$675,367	297,037	$2,921,626

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	9,181,528	$88,919,936	14,426,640	$141,821,437
Shares issued in connection with
reinvestment of distributions	1,011,802	9,747,357	829,970	8,057,425
	10,193,330	98,667,293	15,256,610	149,878,862
Shares repurchased	(10,135,602)	(97,760,339)	(8,748,208)	(86,104,448)
Net increase	57,728	$906,954	6,508,402	$63,774,414

At the close of the reporting period, the Putnam RetirementReady Funds owned 28.6% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 10/31/19
Short-term investments
Putnam Short Term
Investment Fund**	$77,359,764	$322,786,198	$289,234,580	$1,863,631	$110,911,382
Total Short-term
investments	$77,359,764	$322,786,198	$289,234,580	$1,863,631	$110,911,382

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Fixed Income Absolute Return Fund 99

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$102,000,000
Purchased currency option contracts (contract amount)	$34,900,000
Purchased swap option contracts (contract amount)	$918,791,595
Written TBA commitment option contracts (contract amount)	$169,600,000
Written currency option contracts (contract amount)	$27,500,000
Written swap option contracts (contract amount)	$706,200,000
Futures contracts (number of contracts)	700
Forward currency contracts (contract amount)	$228,900,000
OTC interest rate swap contracts (notional)	$2,100,000
Centrally cleared interest rate swap contracts (notional)	$1,741,000,000
OTC total return swap contracts (notional)	$65,900,000
Centrally cleared total return swap contracts (notional)	$131,700,000
OTC credit default contracts (notional)	$86,800,000
Centrally cleared credit default contracts (notional)	$2,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Credit contracts	Receivables	$1,353,104	Unrealized depreciation	$5,520,465*
Foreign exchange
contracts	Investments, Receivables	1,219,228	Payables	1,528,644
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	30,506,409 *	Unrealized depreciation	28,856,710*
Total		$33,078,741		$35,905,819

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

100 Fixed Income Absolute Return Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,849,028	$1,849,028
Foreign exchange contracts	305,197	—	(107,802)	—	$197,395
Interest rate contracts	(2,673,060)	74,319	—	(8,829,258)	$(11,427,999)
Total	$(2,367,863)	$74,319	$(107,802)	$(6,980,230)	$(9,381,576)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,072,822	$1,072,822
Foreign exchange contracts	(393,481)	—	(805,416)	—	$(1,198,897)
Interest rate contracts	7,161,170	215,077	—	(3,138,517)	$4,237,730
Total	$6,767,689	$215,077	$(805,416)	$(2,065,695)	$4,111,655

Fixed Income Absolute Return Fund 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$3,194,395	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,194,395
OTC Total return swap contracts*#	—	9,778	—	—	—	14,804	15,796	—	7,646	32,950	—	—	—	—	—	—	—	80,974
Centrally cleared total return
swap contracts§	—	—	104,374	—	—	—	—	—	—	—	—	—	—	—	—	—	—	104,374
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	9,337	—	—	—	1,768	4,486	5,488	—	—	—	—	—	21,079
OTC Credit default contracts —
protection purchased*#	—	—	—	—	235,668	364,494	254,758	—	—	253,619	88,345	135,141	—	—	—	—	—	1,332,025
Centrally cleared credit default contracts§	—	—	4,509	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,509
Futures contracts§	—	—	—	—	—	—	—	—	—	137,865	—	—	—	—	—	—	—	137,865
Forward currency contracts #	127,893	1,665	—	612	—	—	287,023	141,637	31,131	—	—	—	133,110	78,456	—	100,340	37,363	939,230
Forward premium swap option contracts #	985,054	126,399	—	354,074	—	—	277,307	—	1,074,334	—	—	748,460	—	—	—	38,776	—	3,604,404
Purchased swap options **#	1,622,254	—	—	854,559	—	—	768,428	—	7,724,097	—	—	5,982,245	—	—	29,640	1,270,857	—	18,252,080
Purchased options **#	156,717	—	—	57,463	—	—	63,025	—	6,182	—	—	—	—	—	—	2,793	—	286,180
Total Assets	$2,891,918	$137,842	$3,303,278	$1,266,708	$235,668	$388,635	$1,666,337	$141,637	$8,843,390	$426,202	$92,831	$6,871,334	$133,110	$78,456	$29,640	$1,412,766	$37,363	$27,957,115
Liabilities:
Centrally cleared interest rate
swap contracts§	$—	$—	$4,794,765	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,794,765
OTC Total return swap contracts*#	795	6,760	—	75	—	23,089	11,631	—	—	13,160	—	—	—	—	—	—	—	55,510
Centrally cleared total return
swap contracts§	—	—	149,763	—	—	—	—	—	—	—	—	—	—	—	—	—	—	149,763
OTC Credit default contracts —
protection sold *#	177,554	—	—	—	989,242	1,411,241	946,922	—	—	970,296	198,748	654,047	—	—	—	—	—	5,348,050
OTC Credit default contracts —
protection purchased*#	—	—	—	—	3,400	—	—	—	—	—	—	—	—	—	—	—	—	3,400
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	317,384	—	—	—	—	—	—	—	317,384
Forward currency contracts #	105,090	157,375	—	136,444	—	3,135	276,206	62,216	136,176	—	—	—	239,427	110,601	—	23,463	33,206	1,283,339
Forward premium swap option contracts #	415,078	55,757	—	435,611	—	—	383,169	—	921,742	—	—	642,971	—	—	—	43,849	—	2,898,177
Written swap options #	—	—	—	1,167,351	—	—	659,957	—	4,188,376	—	—	5,725,043	—	—	37,094	1,600,953	—	13,378,774
Written options #	185,432	—	—	—	—	—	25,128	—	1,788	—	—	—	—	—	—	34,745	—	247,093
Total Liabilities	$883,949	$219,892	$4,944,528	$1,739,481	$992,642	$1,437,465	$2,303,013	$62,216	$5,248,082	$1,300,840	$198,748	$7,022,061	$239,427	$110,601	$37,094	$1,703,010	$33,206	$28,476,255

102 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 103

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and Derivative Net Assets	$2,007,969	$(82,050) $(1,641,250)		$(472,773)	$(756,974) $(1,048,830)		$(636,676)	$79,421	$3,595,308	$(874,638)	$(105,917)	$(150,727)	$(106,317)	$(32,145)	$(7,454)	$(290,244)	$4,157	$(519,140)
Total collateral received (pledged)†##	$1,885,820	$(82,050)	$—	$(472,773)	$(709,605)	$(1,035,239)	$(636,676)	$33,340	$3,150,000	$(734,602)	$(105,917)	$(108,654)	$(106,317)	$—	$—	$(283,915)	$—
Net amount	$122,149	$—	$(1,641,250)	$—	$(47,369)	$(13,591)	$—	$46,081	$445,308	$(140,036)	$—	$(42,073)	$—	$(32,145)	$(7,454)	$(6,329)	$4,157
Controlled collateral received (including
TBA commitments)**	$1,885,820	$—	$—	$—	$—	$—	$—	$33,340	$3,150,000	$—	$—	$—	$—	$—	$—	$—	$—	$5,069,160
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(111,160)	$—	$(766,152)	$(709,605)	$(1,035,239)	$(724,635)	$—	$—	$(1,093,162)	$(111,384)	$(108,654)	$(153,062)	$—	$—	$(283,915)	$—	$(5,096,968)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $650,259 and $9,595,554, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

104 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 105

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

106 Fixed Income Absolute Return Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Fixed Income Absolute Return Fund 107

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

108 Fixed Income Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered	Proxy Voting and Corporate	Mark C. Trenchard
Public Accounting Firm	Governance, Assistant Clerk,	Vice President
KPMG LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Fixed Income Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN109 318945 12/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2019	$109,238	$ —	$6,145	$ —
October 31, 2018	$115,548	$ —	$6,025	$ —

For the fiscal years ended October 31, 2019 and October 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $6,145 and $6,025 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2019	$ —	$ —	$ —	$ —
October 31, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2019